                                                                      EXHIBIT 10


                              CONSULTING AGREEMENT

        This Agreement, dated December 29, 2000 but effective for all purposes as of July 1, 2001, is entered into by and between HELIX BIOMEDIX, INC., a Colorado corporation (the "Company"), and Keith P. Lanneau, a resident of Louisiana ("Lanneau" or "Consultant").

        In consideration of the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT


        1. Engagement Term. The Company hereby engages Lanneau as a consultant to render services to the Company as described below, commencing on July 1, 2001, and extending for a term of two years, and expiring on June 30, 2003. Consultant hereby accepts the engagement as a consultant with the Company pursuant to the terms and conditions hereof. Consultant agrees to consult with and on behalf of the Company, as requested by the Chief Executive Officer ("CEO") of the Company from time to time. Upon request, Consultant agrees to make himself available for such consulting services and agrees to perform such services in a professional manner, to the best of his ability.

               Except upon the prior written consent of the Board of Directors of the Company, Consultant shall not during the term of this Agreement engage, directly or indirectly, engage in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (as "Affiliated Company").

        2. Compensation. As sole compensation for Consultant's services to be rendered hereunder, the Company shall pay to Consultant, in arrears, a monthly retainer of $5,000; provided that in the event Consultant works more than 50 hours during any calendar month, he will be paid $100 per hour for each hour in excess of 50 (in addition to the retainer).

        3. Termination of Engagement. This Agreement shall terminate upon the earliest of the following to occur: (i) mutual written consent of the Company and Lanneau to terminate this Agreement, (ii) written notice of termination by Lanneau, which termination shall be effective sixty days following the date such notice is delivered to the Company; (iii) written notice of termination by the Company to Lanneau, but only if the Company provides to Lanneau written notice of default by Lanneau hereunder and Lanneau fails to remedy or cure such default within 15 days following such notice, or (iv) the death of Lanneau. Upon any such termination, the Company shall pay to Lanneau amounts due to him through the date of termination (prorated for any partial pay period). Consultant hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, proprietary information, copies of any of the foregoing, and equipment furnished to or prepared by Employee in the course of or incident to his employment, belongs to the Company and shall be delivered to the Company upon termination of this Agreement.

        4. Intellectual Property; Confidentiality; Non-Competition.

        4.1 Intellectual Property. Consultant agrees to disclose to the Company promptly, all inventions, discoveries and/or original works of authorship or compilations thereof (hereinafter referred to as "Technologies") including without limitation products, processes, designs, formulas, specifications, prototype, models, samples, economies, reports or manuscripts as well as all improvements made thereto, that are conceived, developed and/or reduced to practice by Consultant during the term of this Agreement and within the scope of work and duties performed by Consultant for the Company. The Consultant also agrees to assign to the Company Consultant's entire right, title, and interest in said Technologies and to any patent(s), copyright(s), trademark(s) or service mark(s) which may be issued thereon by any of the various states, including Louisiana, the United States of America, and/or any foreign country and/or any political subdivision thereof, under any applicable state, federal, or foreign laws or international conventions. Further, Consultant agrees to make no other assignment, grant, mortgage, license or agreement affecting the rights and property to be assigned pursuant to this paragraph without first obtaining the express written consent of the Company. When requested to so do, during or subsequent to Consultant's employment with the Company, at no out-of-pocket expense to Consultant, Consultant agrees to communicate and deliver all facts, information and data concerning said Technologies and improvements thereto, if any, to the Company or its designee; to execute all initial, divisional, continuing, substitute, renewal, or reissue applications for letters patent or copyrights, trademarks and/or service marks, foreign or domestic, as well as make or execute all rightful oaths, declarations, assignments, powers of attorney and/or other documents, and generally, do everything reasonably necessary for securing, maintaining and enforcing the Company's rights in and to said Technologies and improvements thereto and for vesting title therein in the Company or its designee. The undertakings set forth in this Paragraph 4.1 shall survive the termination of this Agreement.

        4.2 Confidentiality. Consultant acknowledges that during his engagement with the Company, Consultant may receive, make use of, or add to the Company's Confidential Information defined for the purposes of this Agreement as consisting of, but not limited to (a) proprietary information relating to compositions, structure and formulations of membrane disruptive peptides (cytoporins) and applications thereof for pharmaceutical and non-drug use; (b) product designs, processes, formulas, specifications, prototypes, models, samples, economies, data, records, reports, manuscripts, and other materials of a proprietary nature; (c) records and policy matters relating to finance, accounting, sales, personnel, property, management, and operations; and (d) matters relating to the Company's operations such as its clients lists, its compilation of its clients' service requirements, its price and fee structures, its cost of services, and its cost of operations. Consultant understands and agrees that said Confidential Information is disclosed to Consultant in confidence and is to be used for the Company's benefit only. Consultant agrees that he/she will keep all such information confidential at all times during and for a period of two years after his engagement with the Company; will not disclose or communicate such Confidential Information to any third party without the express, written consent of the Company; and will not use such Confidential Information on his own behalf or on behalf of any third party. In view of the nature of the Confidential Information the Consultant will receive during the course of his engagement, Consultant understands and agrees that any unauthorized disclosure to third parties of said Confidential Information or other violation or threatened violation of this Agreement would cause irreparable damage to the trade secret status of the Confidential Information and to the Company and that the Company shall be entitled to seek a judicial injunction prohibiting Consultant from any such disclosure, attempted disclosures, violation or threatened violation. The undertakings set forth in this Paragraph 4.2 shall survive the termination of this Agreement.

               4.3 Non-competition Covenants. Consultant covenants and agrees that, during the term of this Agreement and for a period of two years following termination of this Agreement, he shall not (i) engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or an Affiliated Company within the Parishes of East Baton Rouge, Jefferson and Orleans, Louisiana; or (ii) hire, solicit, or attempt to hire on behalf of himself or any other party any employee or exclusive consultant of the Company. For purposes of this Agreement, the Company's business is defined as (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, (ii) seeking patent protection to protect its proprietary technology, and (iii) licensing its technology and in seeking strategic corporate alliances for further development and commercialization of same.

        In view of the national nature of the Company's business, Consultant further agrees that during the term of this Agreement and for a period of two years following termination of this Agreement, Consultant shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliated Company, within any of the forty-nine states of the United States of America other than Louisiana. Anything contained herein to the contrary notwithstanding, this paragraph only of this Section 4.3 shall be governed by and enforceable in accordance with the laws of the state in which it is being enforced against Consultant.

               If any court of proper jurisdiction finds that this covenant is overly broad or unenforceable for any reason whatsoever, then it is hereby agreed that this covenant will be reduced or amended to be enforceable to the extent allowable under applicable law. A violation of this covenant not to compete by Consultant shall entitle the Company to recover all damages for the loss sustained and the profit of which the Company has been deprived. Additionally, the Company is entitled to injunctive relief in enforcing the terms of this covenant not to compete without the necessity of proving irreparable injury.

        5. Assignment: Successors and Assigns. Consultant shall not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall Consultant's rights be subject to encumbrance or the claims of creditors. Any such purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, its acquisition by, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets or stock in an arm's length transaction (the foregoing are collectively referred to herein as an "Acquisition"), or the assignment by the Company of this Agreement and the performance of its obligations hereunder in connection with any such Acquisition or to any successor in interest or any Affiliated Company. Subject to the foregoing this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

        6. Notices. All notices and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered personally or by overnight courier upon receipt or three days after deposit in the Untied States mail, return receipt requested, and addressed to the Consultant at:

               Keith P. Lanneau
               2151 East Lakeshore Drive
               Baton Rouge, Louisiana 70808

        or to the Company at:

               Helix BioMedix, Inc.
               210 Baronne Street
               New Orleans, Louisiana 70112
               Attn: Chief Executive Officer

        Either party may change its address for purposes of this Section by giving notice as set forth above.

        7. Entire Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof, and may be amended only by a writing signed by the parties hereto. This Agreement, along with any amendments hereto, supersede any prior negotiations, offers, or agreements between the Company and the Consultant with regard to the subject matter hereof.

        8. Amendments: Waivers. This Agreement may not be modified, amended, or changed except by an instrument in writing, signed by the Consultant and by a duly authorized representative of the Company other than Consultant. Either party may waive compliance by the other party with any provision of this Agreement; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

        9. Severability. If any provision of this Agreement, as applied to any person or circumstances, is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affect thereby. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

        10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

        11. Consultant Acknowledgment. Consultant acknowledges (i) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

        12. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

        13. Relationship of Parties. Consultant shall be deemed an independent contractor and not an employee of the Company. All letterhead, business cards and promotional materials used or distributed by Consultant shall present Consultant as a business consultant to, and not an employee or principal of, the Company. Consultant shall be responsible for all taxes associated with compensation (both cash and (if any) stock) paid to Consultant hereunder, including but not limited to income taxes and social security taxes.

        The parties have duly executed this Consulting Agreement as of the date first written above.

WITNESSES:                             HELIX BIOMEDIX, INC.

                                       By:
-----------------------------              -------------------------------------
                                           R. Stephen Beatty, President and
-----------------------------              Chief Executive Officer


-----------------------------          Consultant

-----------------------------          -----------------------------------------
                                       Keith P. Lanneau

                                    HELIX/TPI


                           RESEARCH ALLIANCE AGREEMENT


                               SEPTEMBER 30, 1999



                                      * * *




                A NOVATION OF THE COOPERATIVE ENDEAVOR AGREEMENT

                              OF NOVEMBER 10, 1995


                                    EXHIBITS

A  By Reference       HBM PRIVATE PLACEMENT MEMORANDUM

B  Attached           HBM/TPI COOPERATIVE ENDEAVOR AGREEMENT (1995)

C  Attached           KPL MONOGRAPH IN THE BIOTECHNOLOGY REPORT

D  By Reference       HELIX/LSU NOVATION OF PRIOR AGREEMENTS (1998)

E  By Reference       FOLIO II--THE BIOMEDIX/LSU LYTIC PEPTIDE TECHNOLOGY

F  Attached           THE DERIVATIVE PEPTIDES DEFINED

G Attached            OTHER HELIX TECHNOLOGY DEFINED

H Attached            SCOPE OF RESEARCH

I  Attached           CONFIDENTIAL DISCLOSURE AGREEMENT

                           RESEARCH ALLIANCE AGREEMENT

        THIS AGREEMENT is made and entered into as of the 30th day of September, 1999 by and among:

HELIX BIOMEDIX, INC., a Colorado corporation, whose permanent mailing address is 2151 East Lakeshore Drive, Baton Rouge, Louisiana 70808 (hereinafter "HBM"); and

HELIX BIOMEDIX, INC., a Louisiana corporation and wholly owned subsidiary of HBM, whose permanent mailing address is 2151 East Lakeshore Drive, Baton Rouge, Louisiana 70808 (hereinafter "HBMLA"), (said HBM and HBMLA hereinafter referred to collectively as "HELIX"); and

THERAPEUTIC PEPTIDES, INC., a Louisiana corporation, authorized to do and doing business in the State of Louisiana, herein represented by its President, Donald
R. Owen, whose permanent mailing address is 5701 Crawford Street, Suite 1, Harahan, Louisiana 70123 (hereinafter "TPI"); and

BIOSOUTH RESEARCH LABORATORIES, INC., a Louisiana corporation, represented by its President, Donald R. Owen, whose permanent mailing address is 5701 Crawford Street, Suite 1, Harahan, Louisiana 70123 (hereinafter "BRL"); and

DONALD R. OWEN, individually, whose permanent mailing address is 5701 Crawford Street, Suite 1, Harahan, Louisiana 70123 (hereinafter "OWEN" OR "DR. OWEN") (TPI, BRL AND OWEN are collectively as the "TPI GROUP").

(the foregoing parties are hereinafter referred to collectively as "the
Parties").

        THIS AGREEMENT becomes effective as of its "EFFECTIVE DATE" which shall be the same as the date (hereinafter "CLOSING") upon which HBM breaks escrow on its private offering of securities pursuant to HBM's Private Placement Memorandum dated July 19, 1999 ("PPM"), which PPM is incorporated herein by reference as Exhibit A; provided, however, said CLOSING shall have occurred on or before September 30, 1999.

                                   WITNESSETH:

        WHEREAS, HELIX, TPI, AND BRL have successfully participated since 1995 in a joint research and developmental endeavor in the field of bioactive, membrane disruptive peptides; said joint endeavor having been undertaken in accordance with the terms of that certain "Cooperative Endeavor Agreement" dated November 10, 1995, a copy of which Agreement is attached hereto as Exhibit B and made a part hereof; and

        WHEREAS, HELIX, TPI, AND BRL desire to continue their cooperative research program, but choose to amend certain terms of the aforesaid agreement, and further desire to include DR. OWEN, president of TPI and BRL, as a party to the amended agreement in view of his past and continuing personal contributions to the research activities; and

        WHEREAS, it is necessary for HELIX to obtain additional corporate financing to continue expansion of its research activities and development of a valuable patent estate; and

        WHEREAS, HELIX has reached the minimum level of funding pursuant to the PPM and the release of such funding from escrow is contingent upon execution of this amended agreement by and among the Parties; and

        WHEREAS, said funding will accelerate the research collaboration between HELIX and TPI and thereby materially enhance the efforts of HELIX to expand its patent portfolio, to attract strategic corporate alliances, and to commercialize HELIX's proprietary technology;

        NOW THEREFORE, the Parties do hereby enter into this "RESEARCH ALLIANCE AGREEMENT" which comprises amendments to and which constitutes a novation of the earlier aforesaid "Cooperative Endeavor Agreement" (Exhibit B);

        AND, NOW THEREFORE, in consideration of the mutual rights and obligations set forth below, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   ARTICLE I.

                                   DEFINITIONS

A. MEMBRANE DISRUPTIVE PEPTIDES ( "MD PEPTIDES" OR "MDPS") shall mean: small bioactive proteins (i.e. peptides) which interact with the plasma membrane of cells by forming trans-membrane pores or otherwise causing disruption of the membrane structure and thereby affecting the biological functioning of the cell; some of the properties of such MDPs being more fully described in Exhibit C herein (a technical monograph authored by Keith P. Lanneau and published in The Biotechnology Report 1994/95).

B. HELIX/LSU PEPTIDES shall mean: MDPs which are subject of various U.S. and foreign patents and/or patent applications previously assigned to Louisiana State University (hereinafter "LSU") and under exclusive license to HELIX, which patents and patent applications (hereinafter the HELIX/LSU PATENT ESTATE) have been fully assigned to HELIX effective January 15, 1998 under the terms of that certain agreement between HELIX and LSU entitled "Novation of Prior Agreements" dated February 19,1998. A copy of that agreement, defining the "HELIX/LSU PATENT ESTATE", has been made available to each of the parties hereto and is incorporated herein by reference as Exhibit D. The HELIX/LSU PEPTIDES and their properties and uses are described in the specifications of the cited patents and applications and are more fully described herein in Exhibit E entitled "Folio II--The BioMedix/LSU Lytic Peptide Technology". Exhibit E has also been made available to each of the parties hereto and is incorporated herein by reference. The HELIX/LSU PEPTIDES include peptides which may be lytic and/or proliferative, synergistic with other bioactive agents, and active as wound healing and cancer therapy compounds.

C. HELIX/LSU PATENT ESTATE shall mean: as set forth above in ARTICLE I-B, those patents and patent applications defined in Exhibit D and any divisional patent applications and patents derived therefrom. Copies of all such patents and patent applications have heretofore been made available to each of the Parties to this agreement.

D. DERIVATIVE PEPTIDES shall mean: all of those xenobiotic (not occurring in nature) MDPs heretofore designed and synthesized by TPI and hereafter to be designed and synthesized by TPI (pursuant to terms of this Agreement) and/or third parties, which MDPs are structural and/or sequence analogues derived from the general structural conformations of various of the HELIX/LSU PEPTIDES; which DERIVATIVE PEPTIDES are further described in Exhibit F attached hereto. Some of the previously screened DERIVATIVE PEPTIDES may constitute substantial improvements upon the HELIX/LSU PEPTIDES and may or may not fall within the scope of the specifications and claims of the HELIX/LSU PATENT ESTATE or the teachings of other prior art.

E. CYTOPORIN TECHNOLOGY (described in part in Exhibit C) shall mean: those MDPs comprising the HELIX/LSU PEPTIDES and the DERIVATIVE PEPTIDES, all commercial applications and product formulations based upon use of such peptides, the further development of all such technology, protection of same by patents and know-how, and the commercialization of same, but specifically excluding those delivery systems and product formulations proprietary to the TPI GROUP.

F. CYTOPORINS shall mean: those MDPs which fall within the meaning of CYTOPORIN TECHNOLOGY.

G. CYTOPORIN PATENT ESTATE shall mean: both U.S. and foreign patents and/or patent applications comprised of the HELIX/LSU PATENT ESTATE, future patents and/or patent applications relating to the DERIVATIVE PEPTIDES and/or

        CYTOPORIN TECHNOLOGY and such other patents and/or patent applications relating thereto and of which HELIX shall become the assignee or exclusive licensee of the rights thereunder.

H. OTHER HELIX TECHNOLOGY shall mean: other technology and rights thereto which are proprietary to HELIX (and not to TPI or BRL), and which are outside the scope of the CYTOPORIN TECHNOLOGY and the cooperative Research Alliance relating thereto, as is contemplated by this Agreement; said OTHER HELIX TECHNOLOGY being more fully defined in Exhibit G herein.


                                   ARTICLE II.

                     DISPOSITION OF THE DERIVATIVE PEPTIDES

A. AGREEMENT AS TO OWNERSHIP AND PATENT ABILITY: It is acknowledged by the Parties that employees of TPI, at the expense of both HELIX and TPI, have heretofore designed and/or synthesized and/or conducted comparative bioassay tests on the DERIVATIVE PEPTIDES; that such tests indicate that such peptides may have certain properties equal to or superior to like properties of the HELIX/LSU PEPTIDES; and that the DERIVATIVE PEPTIDES may or may not be patentable in view of prior art, and may or may not infringe upon claims and pending claims within the HELIX/LSU PATENT ESTATE or upon the patent rights of third parties.

B. FILING OF PATENT APPLICATIONS: In an effort to expand the scope of intellectual property protected within the CYTOPORIN TECHNOLOGY, for the mutual benefit of the Parties it is agreed that appropriate patent disclosures relating to the DERIVATIVE PEPTIDES and development of the CYTOPORIN TECHNOLOGY have been and shall (for so long as TPI conducts research for HELIX) continue to be documented by TPI and that promptly after the EFFECTIVE DATE of this Agreement several patent application(s) with respect to the DERIVATIVE PEPTIDES shall be filed by HELIX in the U.S. Patent and Trademark Office, and that various counterpart foreign applications shall be filed, all as may be deemed by HELIX to be necessary or desirable to protect such intellectual property.

                The responsibility for filing such patent applications, for prosecuting such applications, and maintaining patents which may be granted therefrom, shall lie with and be at the expense of HELIX, provided, however, TPI agrees to provide HELIX with information and other assistance as is reasonably requested by HELIX from time to time. In addition, within thirty days from the date hereof, TPI agrees to provide HELIX with a master list of substantially all documented DERIVATIVE PEPTIDES heretofore synthesized and screened (in vitro) by TPI, which master list shall include sequences, amount of inventory on hand at TPI and summary asset data.

C. ASSIGNMENT TO HELIX: In order to (1) minimize potential conflicts and to eliminate interference with the HELIX/LSU PATENT ESTATE in the herein proposed efforts to patent the DERIVATIVE PEPTIDES, and (2) incorporate the DERIVATIVE PEPTIDES into the realm of the CYTOPORIN TECHNOLOGY to facilitate effective marketing and commercialization of same, the TPI GROUP hereby assigns and transfers to HELIX all right, title and interest of the TPI GROUP in and to the DERIVATIVE PEPTIDES (including without limitation the inventions and patent applications relating thereto); thus, the rights to the DERIVATIVE PEPTIDES and related inventions of the TPI GROUP pertaining to the CYTOPORIN TECHNOLOGY shall upon execution hereof become a part of the CYTOPORIN PATENT ESTATE.

               The TPI GROUP agrees to execute, and to cause their respective employees and consultants to execute, from time to time written assignments evidencing the foregoing, in a form acceptable to HELIX.

D. TERMINATION OF ROYALTY: Notwithstanding the earlier Cooperative Endeavor Agreement provisions whereby HELIX and TPI would share in future royalty fees which HELIX might receive in connection with the licensing or sub-licensing of any patent rights with respect to the DERIVATIVE PEPTIDES, it is now agreed herein by the Parties that such provisions are extinguished by this present agreement and that HELIX shall retain exclusive rights to any royalty stream which may result from the DERIVATIVE PEPTIDES or other inventions pertaining to the CYTOPORIN TECHNOLOGY.

E. OWNERSHIP OF MATERIALS AND TECHNICAL DATA: TPI agrees that all technical data, documents, and materials (including the inventory of HELIX/LSU PEPTIDES, DERIVATIVE PEPTIDES and various other MDPs which have been used as control peptides in the studies conducted by TPI) in the possession of any member of the TPI GROUP and relating to the CYTOPORIN TECHNOLOGY, as of the EFFECTIVE DATE, shall become the property of HELIX and will be delivered to HELIX upon request.

                                   ARTICLE III

                              NOVATION AND WAIVERS

        This "Research Alliance Agreement" constitutes in all respects a novation of the earlier "Cooperative Endeavor Agreement" (Exhibit B) by, between, and among the Parties hereto; and this present Agreement extinguishes all the provisions and obligations of such earlier agreement.

        All vices of consent (if any) affecting the Cooperative Endeavor Agreement or any prior agreements among the Parties are hereby waived and released. Subject to the Parties' rights and obligations under this Agreement, each Party hereby forever releases, compromises, and waives any claim against any other Party for breach or default of any obligation (known or unknown) or for any other cause of action arising under or related in any way to the Cooperative Endeavor Agreement or any prior agreements among the Parties. Each Party hereto accepts the performance of every other Party under the Cooperative Endeavor Agreement and any prior agreements through the EFFECTIVE DATE of this novation.

                                   ARTICLE IV

                       CASH, STOCK AND OTHER CONSIDERATION

        In consideration of (i) the expenses heretofore incurred by TPI directly in connection with synthesizing and testing the DERIVATIVE PEPTIDES, (ii) the agreement by TPI in ARTICLE II-C hereof to assign patents and patent applications to HELIX and to terminate TPI'S previous contractual right to participate in the potential patent royalty stream, and (iii) the mutual waivers and releases granted by the Parties in ARTICLE III hereof, the Parties agree to the following:

A.      CASH, STOCK AND OTHER CONSIDERATION TO BE PAID TO TPI:

        1.     CASH PAYMENT TO TPI:   HELIX shall make a cash payment of One
               Hundred Thousand and no/100 Dollars ($100,000) to TPI on the EFFECTIVE DATE of this Agreement.

        2. ISSUANCE OF STOCK TO TPI: In partial consideration of TPI'S execution of the earlier Cooperative Endeavor Agreement HBM issued and conveyed ten thousand (10,000) shares of its restricted common stock to TPI. Said shares shall remain the property of TPI notwithstanding this novation of that agreement. Within fifteen (15) days after the EFFECTIVE DATE of this present Agreement HBM shall issue to TPI an additional Fifty Thousand (50,000) shares of the restricted common stock of HBM. Certificate(s) evidencing the 50,000 shares shall be held in escrow by HBM (with a stock power to be executed by TPI) and released and delivered to TPI in accordance with the provisions of Article IV-C hereinbelow.

        3. FORGIVENESS OF TPI NOTE PAYABLE TO HELIX: HELIX hereby agrees to forgive the indebtedness of TPI to HELIX on that certain promissory note dated December 13, 1995 in principal amount of $25,000.00 with interest accrued to the date hereof in the amount of $6,656.00. HELIX agrees to deliver this note to TPI for cancellation (marked "Paid in full-- $31,656.00") in accordance with the provisions of Article IV-C hereinbelow.

        4. AGREEMENT TO FUND RESEARCH AT TPI: HELIX and TPI hereby agree that HELIX shall fund contract research at TPI for a minimum period of six (6) months, at a level of $12,500 per month. Said research shall be primarily in the areas specified in Exhibit H attached hereto. This research project shall commence as soon after CLOSING as is practicable and shall be in accordance with the terms of a research contract and work statement mutually agreed to by HELIX and TPI. Any discoveries (patentable or otherwise) from such contract work shall be the sole property of HELIX.

        5. AGREEMENT TO NEGOTIATE LICENSE WITH TPI: It is understood by the parties that TPI desires to obtain a license from HELIX for the use of one or more of the DERIVATIVE PEPTIDES for topical applications in non-pharmaceutical skin care products. The parties hereto agree, as soon as practicable after CLOSING, to negotiate at arms length, and in good faith, to reach agreement with respect to terms of such a license. If such license agreement is entered into by the parties, the agreement shall provide for terms as customarily prevail in the industry.

B. STOCK CONSIDERATION TO BE PAID TO OWEN: It is contemplated by HELIX that DR. OWEN, personally, will continue to make innovative contributions to development and commercialization of the CYTOPORIN TECHNOLOGY. In consideration of same HELIX shall give recognition to DR. OWEN'S past and prospective contributions to HELIX by HBM'S issuing in his name, personally, ten thousand (10,000) shares of the restricted common stock of HBM within fifteen (15) after the EFFECTIVE DATE hereof. A certificate evidencing such shares shall be held in escrow by HBM (with a stock power to be executed by DR. OWEN) to be released and delivered to DR. OWEN in accordance with Article IV-C hereinbelow.

C. DELIVERY OF THE CONSIDERATIONS: The stock and forgiveness of note to be paid to TPI, as set forth in Articles IV-A-2 and IV-A-3 above, and the stock to be paid to DR. OWEN, as set forth in Article IV-B above, shall be released from escrow and delivered to TPI and DR. OWEN by HELIX at such time as: (i) TPI has completed the six (6) months research provided for in Article IV-A-4 hereinabove, and (ii) TPI and DR. OWEN shall have executed assignments to HELIX (HBM OR HBMLA) of any inventions and patent applications on the DERIVATIVE PEPTIDES filed by HELIX within a period of eight (8) months from the EFFECTIVE DATE of this Agreement.

                                    ARTICLE V

              CONFIDENTIALITY AND SHARING OF TECHNICAL INFORMATION

A. CONFIDENTIAL DISCLOSURE AGREEMENT: It is agreed that protection of the confidential and proprietary intellectual properties of the Parties is of the highest order of importance. In consideration of this the Parties hereto have executed a Confidential Disclosure Agreement attached hereto as Exhibit I and made a part hereof.

B. SHARING OF TECHNICAL INFORMATION: The Parties agree that there shall be an extensive and on-going systematic exchange between them, in both verbal and written form, of all technical information which each Party possesses relative to development of the CYTOPORIN TECHNOLOGY and to the filing and prosecution of patent applications relating thereto.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

1. RECIPROCAL REPRESENTATIONS: Each Party hereto warrants that it or he has the right to enter this Research Alliance Agreement; and that it or he has no obligations, contractual or otherwise, which are inconsistent with this Agreement. Each Party hereto represents and warrants that, to the best of its or his knowledge, all information supplied by that Party in the Exhibits hereto is substantially true and complete. Notwithstanding the foregoing, no Party hereto makes any representation concerning the validity of any patents nor the question as to whether any of the CYTOPORIN TECHNOLOGY may infringe upon the patent rights of others.

2. REPRESENTATIONS OF TPI GROUP: The TPI GROUP represents and warrants to HELIX as follows:

        1. No Prior Assignment or License by TPI GROUP. Each member of the TPI GROUP represents and warrants to HELIX that it/he has not heretofore assigned, sold or licensed, or agreed to assign, sell or license, any rights or interest he/it may have in and to either the DERIVATIVE PEPTIDES or the CYTOPORIN TECHNOLOGY, to any party other than HELIX. To the best knowledge of the TPI GROUP, no employee or consultant of any member of the TPI GROUP has made any claims of ownership or inventorship in respect of the DERIVATIVE PEPTIDES or CYTOPORIN TECHNOLOGY and no such employee or consultant has any proprietary rights therein.

        2.  Restricted Stock

               (a) TPI and OWEN recognize and understand that the shares of HBM stock to be issued to them hereunder (the "securities") will not upon initial issuance be registered under the Securities Act of 1933 ("Securities Act"), or under the securities laws of any state (the "securities laws"). The securities are not being so registered in reliance upon exemptions from the Securities Act and the securities laws which are predicated, in part, on the representations, warranties and agreements of the Consultant contained herein.

               (b) TPI and OWEN represent and warrant that (i) each of them has knowledge and experience in business, finance, securities and investments, such experience being based on actual participation therein, (ii) each of TPI and OWEN is capable of evaluating the merits and risks of an investment in the securities and the suitability thereof as an investment therefor, (iii) each of TPI and OWEN is an experienced and sophisticated investor in investments, including investments similar to that of the securities, (iv) the securities to be acquired by will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, and no assurances have been made concerning the future results of HBM or as to the value of the securities, (v) each of TPI and OWEN is an "accredited investor" within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act.

               (c) TPI and OWEN has consulted with its own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which he is required to hold the securities, (ii) of the limitations on the transfer or disposition of the securities, and (iii) that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available.

                (d) TPI and OWEN have each been furnished with a copy of the Annual Report on Form 10-KSB of Helix filed with the Commission under the Securities

        Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1998, and the Form 10-QSB quarterly report for the period ended July 31, 1999. HBM has offered to, and agrees during the term of this Agreement, make available to TPI and OWEN upon request at any time all exhibits filed by HBM with the Commission as part of any of the reports filed therewith.

                                   ARTICLE VII

                             SURVIVAL OF OBLIGATIONS

            The obligations of the Parties to: (i) maintain the confidentiality provided for in ARTICLE V-A of this Agreement, and (ii) assign patent rights to HELIX in accordance with ARTICLE II shall survive indefinitely.

                                  ARTICLE VIII

                                  MISCELLANEOUS

A. GOVERNING LAW: The formation, construction, validity and performance of this Agreement and the procedural and substantive rights of the Parties hereto shall be governed in all respects by the laws of the State of Louisiana.

B. NOTICE: Any notice or other communication required or permitted to be made to any Party hereunder shall be sufficiently made or given on the date of receipt if sent by certified mail to such other Party at its address given below, or such other address as shall hereafter be designated by the Party in writing.

               TO HELIX (HBM AND HBMLA):
               President,
               Helix BioMedix, Inc.
               2151 East Lakeshore Drive
               Baton Rouge, LA 70808

               TO TPI:
               President,
               Therapeutic Peptides, Inc.
               5701 Crawford Street, Suite 1
               Harahan, LA 70123

               TO BRL:
               President,
               BioSouth Research Laboratories, Inc.
               5701 Crawford Street, Suite 1
               Harahan, LA 70123

               TO OWEN:
               Donald R. Owen
               5701 Crawford Street, Suite 1

               Harahan, LA 70123

C. HOLD HARMLESS: HELIX shall hold THE TPI GROUP harmless against and from any claim, liability, loss or damage (including reasonably attorneys fees) incurred by the TPI GROUP by reason of a material breach of this Agreement by HELIX; and THE TPI GROUP shall hold HELIX harmless against and from any claim , liability, loss or damage (including reasonably attorneys fees) incurred by HELIX by reason of a material breach of this Agreement by the TPI GROUP.

D.      [INTENTIONALLY OMITTED]

E. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement and understanding of the Parties hereto with respect to the subject matter of this Agreement and supersedes all prior discussions, agreements, understandings of any and every nature, whether written or oral, among the Parties with respect to the subject matter of this Agreement, and no condition, definition, warranty or representation other than expressly provided for in this Agreement with respect to the subject matter of this Agreement shall be binding upon any Party hereto. Any amendment, modification, change or alteration to this Agreement shall be made in writing, shall expressly refer to this Agreement and shall be signed by a duly authorized officer or representative of each of the Parties hereto. Without limiting the foregoing, the Parties acknowledge and agree that this Agreement supercedes the Cooperative Agreement dated November 20, 1995, in all respects.

F. SEVERABILITY: Should any clause, term or provision of this Agreement be held to be illegal or in conflict with any laws, the validity of the remaining clauses, terms and provisions hereof shall not be affected thereby.

G. CAPTIONS AND HEADINGS: The Article and Section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

H. BINDING EFFECT AND ASSIGNMENT: This Agreement shall be binding upon and inure to the benefit of HELIX, TPI, BRL, and OWEN and their respective successors, as the case may be, but no Party shall assign its respective interests in or obligations under this Agreement without the prior written consent of the other Parties hereto.

I. TIME OF ESSENCE: Time is of the essence of this Agreement and of each and every provision thereof.

J. MUTUAL COOPERATION: The Parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein.

K. FUTURE LEGAL COSTS: If any action or legal proceeding is brought for the enforcement of this Agreement, or because of an alleged breach of this Agreement, the successful or prevailing Party shall be entitled to recover its reasonable attorney's fees, court costs, and reasonable litigation expenses incurred in connection with such action or proceeding in addition to any other relief which it is entitled, from the losing Party.

L. SURVIVAL OF REPRESENTATIONS AND WARRANTIES: The representations, warranties, covenants and agreements of the Parties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the CLOSING irrespective of any investigation made by or on behalf of any Party.

M. EXHIBITS: As of the execution hereof, the Parties hereto have provided each other with the Exhibits referred to hereinabove, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other Parties.

                                      * * *

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized officers or representatives as of the day and year first above written.

WITNESS:                               HELIX BIOMEDIX, INC. (Colorado)


                                       BY:
                                          --------------------------------------


                                       HELIX BIOMEDIX, INC. (Louisiana)

                                       BY:
                                          --------------------------------------



                                       THERAPEUTIC PEPTIDES, INC.

                                       BY:
                                          --------------------------------------
                                          DONALD R. OWEN, President

                                       BIOSOUTH RESEARCH LABORATORIES, INC.



                                       BY:
                                          --------------------------------------
                                          DONALD R. OWEN, President


                                       DONALD R. OWEN, INDIVIDUALLY


                                       BY:
                                          --------------------------------------

                                                                       EXHIBIT F


                         THE DERIVATIVE PEPTIDES DEFINED


        "DERIVATIVE PEPTIDES" shall mean xenobiotic (not occurring in nature) MDP'S heretofore and hereafter designed and synthesized by TPI pursuant to the terms of this Agreement, which peptides are structural and/or sequence analogues derived from the general structural conformations of the various HELIX/LSU Peptides, expressly including, but not limited to, those peptides which HELIX and TPI have designated as "FLAK PEPTIDES", i.e., those peptides comprised predominantly, but not exclusively, by sequence combinations of the amino acids F, L, A, and K. (Phenylalanine, Leucine, Alanine, and Lysine).

        The DERIVATIVE PEPTIDES include peptides with diverse bioactive properties: including antibacterial, antiviral, antiprotozoan, and antifungal activity, inhibition of neoplastic cells, proliferation and stimulation of fibroblasts and lymphocytes, and synergistic action with other therapeutic agents.

                                                                       EXHIBIT I



                       CONFIDENTIAL DISCLOSURE AGREEMENT


        THIS AGREEMENT is made and entered into this____ day of September 1999 by, between and among Helix BioMedix, Inc., a Colorado corporation, and its wholly owned subsidiary Helix BioMedix, Inc., a Louisiana corporation, (hereinafter referred to collectively as "BIOMEDIX") and Therapeutic Peptides, Inc. and BioSouth Research Laboratories, Inc., both Louisiana corporations, and Donald R. Owen, a Louisiana resident, (hereinafter referred to collectively as the "TPI GROUP").

                                   WITNESSETH:

        WHEREAS, BIOMEDIX and the TPI GROUP each possess certain confidential and proprietary information relating to membrane disruptive peptides, their applications, and their production; and confidential information relating to the business of BIOMEDIX and the TPI GROUP (hereinafter referred to as the "Confidential Information"); and

        WHEREAS, BIOMEDIX and the TPI GROUP desire to disclose such Confidential Information to each other to achieve the purposes of that certain "Research Alliance Agreement" entered into this date by the parties hereto;

        NOW, THEREFORE, the parties hereto agree as follows:

               1. BIOMEDIX and the TPI GROUP shall disclose the Confidential Information to each other, and each party warrants that it is free to disclose such Confidential Information to the other party pursuant to the terms of this Agreement.

               2. The parties agree that for a period of five (5) years from the date of this Agreement they shall:

               (a) make no use of any of the Confidential Information except for the purpose of performing the aforesaid Research Alliance Agreement;

               (b) not disclose any of the Confidential Information to third parties, except to affiliates or consultants, pursuant to a non-disclosure commitment; and

               (c) take such precautions as they normally take with their own, separate confidential and proprietary information to prevent unauthorized disclosure of the Confidential Information.

               3. The obligation of each party under Section 2 above shall not, in any event, apply to any Confidential Information which:

               (a) at the time of disclosure is or thereafter becomes available to the public in published literature or otherwise through no fault of either party; or

               (b) was known to, or otherwise in the possession of, the party, an affiliate, consultant or client prior to the receipt of such Confidential Information from the other party; or

               (c) is obtained from a source other than the other party and other than one who would be breaching a commitment of confidentiality to either party by disclosing confidential Information to the other party.

               5. No right or license under any patent application, patent, trade secret or other proprietary right is granted hereunder by implication or otherwise.

                                     * * *

               IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


THERAPEUTIC PEPTIDES, INC.             HELIX BIOMEDIX, INC. (CO)
          and                                      and
BIOSOUTH RESEARCH LABORATORIES,        HELIX BIOMEDIX, INC. (LA)
INC.


BY:                                    BY:
    ------------------------------        --------------------------------------
    Donald R. Owen, President             Keith P. Lanneau, President


DONALD R. OWEN, INDIVIDUALLY


BY:
    ------------------------------
    Donald R. Owen


                                                                       EXHIBIT G


                         OTHER HELIX TECHNOLOGY DEFINED

        Genetic alteration of mammalian cells by transfection with genes encoding for the in vivo production of MDPs. The applications include:

        1. The production and breeding of transgenic animals other than humans. (e.g. farm animals, fish, etc.)

        2. Use in human gene therapy for the treatment of disease in humans and to enhance immune responses in immuno-compromised patients.


                                      * * *

                                                                       EXHIBIT H


                               SCOPE OF RESEARCH

The technical development work contemplated by this EXHIBIT shall include, but not be limited to, the following:

               (a) Obtaining such additional in vitro (and/or in vivo) data as may be required to complete successful prosecution of patent applications in the HELIX/LSU PATENT ESTATE and to file, as soon as possible, new patent applications on those DERIVATIVE PEPTIDES which have been designed and synthesized by TPI.

               (b) Optimization of the structure of CYTOPORINS by rational design to increase activity and/or selectivity, to reduce toxicity, to enhance compatibility with drug delivery systems, and to reduce product manufacturing costs.

               (c) Development of specific product formulations for various applications of both drug and non-drug products.

               (d) Development of drug delivery systems for specific applications.

               (e) Preclinical studies, both in-vitro and in-vivo, and/or clinical studies on the efficacy and toxicity of specific products within the CYTOPORIN TECHNOLOGY.

               (f) Development of cost effective peptide manufacturing technology based upon (i) scale-up of solid and/or solution phase chemical synthesis, (ii) cross linked enzyme reaction techniques, and/or (iii) recombinant production methods.

                                                                KM DRAFT 6/29/99



                              CONSULTING AGREEMENT

        This CONSULTING AGREEMENT (this "Agreement"), dated as of________________ ____________, 1999, is entered into by and among HELIX
BIOMEDIX, INC., a Colorado corporation ("Helix"), KATZ-MILLER VENTURES L.L.C. ("Consultant"), and Ralph Katz, individually ("Katz"), and Jeffrey A. Miller, individually ("Miller") (Katz and Miller are sometimes referred to herein collectively as the "Consulting Principals").

                              PRELIMINARY RECITALS

        WHEREAS, Helix, headquartered in Baton Rouge, Louisiana, is a publicly owned biotechnology company which is engaged in (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, and (ii) licensing its proprietary technology and in seeking strategic corporate alliances for further development and commercialization of its technology (collectively, the "Business"), and
        WHEREAS, Helix desires outside professional assistance in various areas of strategic and financial planning and believes that Consultant has experience and expertise that will be valuable to Helix, and

        WHEREAS, Helix desires to engage Consultant as a consultant, and Consultant desires to perform consulting services for Helix, under the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Consulting.

               1.1 Consulting Services. Helix hereby engages Consultant, and Consultant hereby accepts such engagement and agrees to serve as consultant to Helix concerning the Business for a period of two (2) years, beginning on the date hereof (the "Consulting Period"). In connection with the performance of its duties, Consultant shall (i) have access to Helix's offices, library, equipment, instruments, personnel and other resources, (ii) perform and keep records of its work in a manner compatible with Helix's accounting and other standard reporting and information systems, (iii) use Helix's professionals to the extent such work requires staffing other than Consultant, such use being subject to availability of staff or resource and shall be coordinated with other work of Helix in a timely fashion, and (iv) cause Consultant's duties hereunder to be performed primarily by the Consulting Principals. As members of the Board of Directors of Helix, the Consulting Principals shall be covered by Helix's directors' and officers' liability insurance policy.

               1.2 Duties. Consultant shall faithfully and to the best of its ability perform the duties assigned by the Board of Directors of Helix and shall serve under the direction of the President of Helix. These duties shall include, without limitation, the following duties:

               (a)    strategic planning,

               (b)    recruitment of key scientists and management personnel,

               (c) assisting Helix in licensing its technology and developing joint ventures and other strategic alliances,

               (d)    helping to restore Helix's stock to active trading,

               (e)    enhancing shareholder value, and

               (f) reporting on a quarterly basis in summary written form, Consultant's progress in respect of duties assigned by Board.

               1.3 Relationship of Parties. Consultant shall be deemed an independent contractor and not an employee of Helix. All letterhead, business cards and promotional materials used or distributed by Consultant shall present Consultant as a business consultant to, and not an employee or principal of, Helix. Consultant shall be responsible for all taxes associated with payment hereunder, including but not limited to income taxes and social security taxes.

               1.4 Expenses. All ordinary and reasonable out-of-pocket expenses incurred by Consultant in connection with the performance of Consultant's services as assigned pursuant to Section 1.2 above, including reasonable travel and entertainment expenses, shall be reimbursed to Consultant by Helix, provided that Consultant shall have submitted an invoice together with other documentation of such expenses as Helix may reasonably require.

               1.5 Compensation. In consideration for the services heretofore rendered and hereafter to be rendered by Consultant, its agreement not to compete with Helix and its agreement to promote services for and through Helix during the Consulting Period, Helix shall:

               (a) issue to Consultant 40,000 shares of Helix's common stock ("Helix Stock") upon the execution of this Agreement.

               (b) issue to Consultant 40,000 shares of Helix Stock upon the first anniversary of the execution of this Agreement.

               (c) award Consultant a bonus of Helix Stock, based upon the Triggering Event (as defined herein) at any time during the term of this Agreement, and issued within ten business days of the day on which Consultant notifies Helix of the occurrence of a Triggering Event, in accordance with the following Bonus Schedule if Consultant continues to be engaged by Helix (or an affiliate):


                                 BONUS SCHEDULE

               Triggering Event Stock Price                           Bonus Amount
                   (Dollars per share)                    (Number of Shares of Helix Stock)
               ----------------------------               ---------------------------------
                      2 1/2                                             60,000
                      2 7/8                                             60,000
                      3 5/8                                             80,000
                      4 1/4                                             80,000
                      4 7/8                                             80,000
                      5 3/8                                             80,000
                      5 7/8                                            100,000

        The "Triggering Event Stock Price" of Helix Stock shall be determined by reference to the bid and ask prices for shares of such stock as reported on any stock exchange, the Nasdaq, or on the OTC bulletin board quotation system. For each Triggering Event Stock Price set forth above, the subject "Triggering Event" is the first to occur of the following:
        (i) the first time after November 1, 1999 that the average between the closing bid and ask price for Helix Stock is equal to or exceeds that applicable Triggering Event Stock Price for a period of six consecutive business days; or (ii) the first time after November 1, 1999 that an aggregate volume of 80,000 or more shares of Helix Stock are traded over a period of three consecutive business days at a price equal to or greater than the applicable Triggering Event Stock Price. All Helix Stock to be awarded to Consultant pursuant to this Agreement shall be duly issued and free and clear of all liens, liabilities or encumbrances (other than the restrictions resulting or related to its unregistered status).

               (d) Within six (6) months of the date hereof, Helix agrees to use its best efforts to file a registration statement with the SEC on Form S-3 covering all shares of Helix Stock which have been issued to Consultant prior to such filing; and at three additional and consecutive intervals of 6 months each file registration statements on Form S-3 to cover shares not previously registered but issued to Consultant pursuant to this Agreement. Notwithstanding the foregoing, Helix agrees upon written request from Consultant to accelerate the timing of S-3 filings after the first filing as follows: (i) a second filing upon issuance to Consultant of at least 160,000 shares of Helix Stock which have not previously been registered; (ii) a third filing upon issuance to Consultant of at least an additional 160,000 shares not previously registered; and (iii) a fourth filing at such time as shares are issued to Consultant pursuant to occurrence of the last Triggering Event during the term of this Agreement. In no event shall Helix be required to file more than four S-3 registration statements during the term of this Agreement.

               (e) In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares of common stock which may be delivered to Consultant hereunder will be equitably adjusted for such event. Furthermore, if there is an adjustment in the number of shares, no fraction of a share will be delivered with respect to the stock, although Helix will pay to Consultant, in cash and in lieu thereof, the fair market value of such fractional share.

                (1) Helix represents that as of the execution of this Agreement, Helix has no outstanding stock other than common stock.

               1.6 Restricted Stock

               (a) Consultant recognizes and understands that the shares of Helix Stock to be issued to Consultant hereunder (the "securities") will not upon initial issuance be registered under the Securities Act of 1933 ("Securities Act"), or under the securities laws of any state (the "securities laws"). The securities are not being so registered in reliance upon exemptions from the Securities Act and the securities laws which are predicated, in part, on the representations, warranties and agreements of the Consultant contained herein.

               (b) Consultant represents and warrants that (i) each of the Consulting Principals has knowledge and experience in business, finance, securities and investments, such experience being based on actual participation therein, (ii) each of the Consulting Principals is capable of evaluating the merits and risks of an investment in the Helix Stock and the suitability thereof as an investment therefor, (iii) each of the Consulting Principals is an experienced and sophisticated investor in investments, including investments similar to that of the Helix Stock,
        (iv) Helix Stock to be acquired by it will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, and no assurances have been made concerning the future results of Helix or as to the value of the Helix Stock, (v) it (and each of the Consulting Principals) is an "accredited investor" within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and (vi) the Consulting Principals are the sole members/shareholders of Consultant.

               (c) Consultant has consulted with its own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which he is required to hold the securities, (ii) of the limitations on the transfer or disposition of the securities, and (iii) that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available.

               (d) Consultant has been furnished with a copy of the Annual Report on Form 10-KSB of Helix filed with the Commission under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1998, and the Form 10-QSB quarterly report for the period ended March 31, 1999. Helix has made available to Consultant the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they posses or could reasonably acquire the purpose of verifying the accuracy of the information furnished to Consultant as set forth herein or for the purpose of considering the transactions contemplated hereby. Helix has offered to, and agrees during the term of this Agreement, make available to Consultant upon request at any time all exhibits filed by Helix with the Commission as part of any of the reports filed therewith.

               1.7 Restrictive Covenant. During the term of this Agreement and for a period of two years thereafter, neither Consultant nor any of the Consulting Principals shall either as an individual on his own account; as a partner, joint venturer, consultant, agent, salesman for any person; as an officer, director or stockholder (other than a beneficial holder of not more than 5% of the outstanding voting stock of a company having at least 250 holders of voting stock) of a corporation; or otherwise, directly or indirectly:

               (a) enter into or engage in any business or consult with any business or entity competitive with Helix within any area of the United States in which Helix is then doing business;

               (b) solicit or attempt to solicit any of Helix customers with whom Consultant has had contact as a Consultant or employee of Helix with the intent or purpose to perform for such customer the same or similar services which Consultant performed for such customer during the term of his service hereunder or employment by Helix;

                (c) employ or solicit, or attempt to employ or solicit, for himself or any third party, the employment of any of Helix's employees; or

               (d) induce or attempt to induce any employee, consultant or agent of Helix to discontinue services to Helix.

        2. Assignment. No party hereto may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party hereto. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding and inure to the benefit of the respective legal representatives, heirs, successors affiliates and assigns of the parties hereto, whether so expressed or not.

        3. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

        4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

        5. Descriptive Headings: Interpretation. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

        6. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt and postage prepaid, or (iii) transmitted by telecopy to the recipient with a confirmation copy to follow the next day to be delivered by overnight carrier. Such notices, demands and other communication shall be sent to the addresses indicated below:

               (a)    If to Consultant, Katz and/or Miller:

                      Katz-Miller Ventures L.L.C.
                      710 East Ogden, Suite 630
                      Naperville, Illinois 60563
                      Attn: Jeffrey A. Miller
                      E-mail Address: jmiller@newarc.com

               (b)    If to Helix:

                      Helix Biomedix, Inc.
                      2151 East Lakeshore Drive
                      Baton Rouge, Louisiana 70808
                      Attn:  Keith P. Lanneau
                      E-mail Address:

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The effective date of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) the next business day after the date of transmission by telecopy or e-mail.

        7. Confidential Information and Discoveries. Consultant and each of the Consulting Principals agree that all information of a technical or business nature such as know-how, trade secrets, secret business information, plans, data, processes, techniques, customer information, inventions, discoveries, formulae, patterns, devices, etc., ("Confidential Information") pertaining to the business of Helix, is a valuable business property right of Helix. Consultant and the Consulting Principals agree that such Confidential Information, whether in written, verbal or model form, shall not be disclosed to anyone outside the employment of Helix or otherwise used by Consultant or the Consulting Principals for any purpose other than fulfillment of their respective obligations under this Agreement, without the express authorization of Helix. Confidential Information does not include information which Consultant or the Consulting Principals can demonstrate (i) has become generally available to the public other than as a result of a disclosure by Consultant or the Consulting Principals, (ii) has become available to Consultant or the Consulting Principals on a non-confidential basis from a source other than Helix, provided such source is not bound by a confidentiality agreement with Helix or otherwise prohibited from transmitting the information to Consultant or the Consulting Principals by a contractual, legal or fiduciary obligation.

        Any and all improvements, inventions, discoveries, formulae or processes in any way related to Helix's business which Consultant or the Consulting Principals may conceive or make during his regular working hours or otherwise shall be the sole and exclusive property of Helix and Consultant and the Consulting Principals will disclose the same to Helix and will, whenever requested by Helix to do so (either during the terms of this Agreement or thereafter), execute and assign any and all applications, assignments and/or other instruments and do all things which Helix may deem necessary or appropriate in order to apply for, obtain, maintain, enforce and defend patents, copyrights, trademarks or other forms of protection, or in order to assign and convey or otherwise make available to Helix the sole and exclusive right, title and interest in and to said improvements, inventions, discoveries, formulae, processes, applications or patents.

        No provision in this Agreement is intended to require assignment of any of the rights of Consultant or the Consulting Principals in an invention if no equipment, supplies, facilities, or trade secret information of Helix was used, and the invention was developed entirely on the Consultant's or Consulting Principals' own time; and the invention does not relate to the business of Helix or to Helix's actual or demonstrably anticipated research or development; and does not result from any work performed by the Consultant or the Consulting Principals for Helix.

        The provisions of this Section 7 shall survive the termination of this Agreement.

        8. Return of Documents. Upon the termination of this Agreement for any reason, Consultant shall forthwith return and deliver to Helix and shall not retain any original or copies of any books, papers, price lists or customer contracts, bids or customer lists, files, books of account, notebooks and other documents and data (in printed, audio, video, electronic or other form) relating to the performance of services rendered by Consultant hereunder, all of which materials are hereby agreed to be the property of Helix.

        9. Preliminary Recitals. The Preliminary Recitals set forth in the preamble hereto are hereby incorporated and made part of this Agreement.

        10. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement sets forth the entire understanding of the parties, and supersedes and preempts all prior oral or written understandings and agreements with respect to the subject matter hereof.

        11. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Delaware.

        12. Representations and Warranties.

               12.1 Helix represents and warrants that: (i) Helix is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Incorporation, Bylaws, or any contract or agreement by which it is bound; and (ii) This Agreement is valid and enforceable against Helix in accordance with its terms, and each instrument to be executed by Helix pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

               12.2 Consultant and the Consulting Principals jointly and severally represent and warrant that: (i) Consultant is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Organization, Operating Agreement, or any contract or agreement by which it is bound; and (ii) This Agreement is valid and enforceable against Consultant and the Consulting Principals in accordance with its terms, and each instrument to be executed by Consultant and the Consulting Principals pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

        13. Compliance with Laws. Consultant shall comply with all federal, state, and local laws, regulations, ordinances, orders, decrees, resolutions, and other acts of any governmental entity, including, but not limited to, securities laws and regulations that are applicable to this Agreement and the work and services performed or provided hereunder.

        14. Attorney's Fees. If a dispute arises relating to the performance of the obligations of either Consultant (or the Consulting Principals) or Helix pursuant to the terms of this Agreement and legal or other costs are incurred, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including court costs, reasonable attorney's fees, and other claim-related expenses.

        15. Termination. This Agreement may be terminated prior to the expiration of the two year term:

        (a)    by the mutual written consent of Helix and Consultant;

        (b) by Consultant if Helix materially breaches the terms of this Agreement and fails to cure such breach within thirty (30) days following its receipt of written notice of such breach; or

        (c) by Helix if Consultant or either of the Consulting Principals materially breaches the terms of this Agreement and fails to cure such breach within thirty (30) days following its/his/their receipt of written notice of such breach.

        In the event of notification by either Helix or Consultant (or Consulting Principals) to the other party of breach of this Agreement, shares of Helix Stock thereafter issued to Consultant pursuant to Section 1.5 (Compensation) above shall be placed in escrow until either of the following occurs: (i) the parties agree the alleged breach or breaches do not exist or have been cured, or (ii) the matter is litigated and resolved by final judgment in a court of competent jurisdiction. In the event of litigation, if Helix is held to have breached the Agreement, the escrowed shares shall promptly be released to Consultant and Helix's obligations to Consultant under this Agreement shall continue; if Consultant or the Consulting Principals is/are held to have breached the Agreement, then the escrowed shares shall be released to Helix for cancellation and this Agreement shall be terminated with no further obligations of Helix to issue Helix Stock to Consultant, whereupon the Consulting Principals shall resign from the Board of Directors of Helix as of the effective date of termination of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       HELIX BIOMEDIX, INC.



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------


                                       CONSULTANT:

                                       KATZ-MILLER VENTURES LLC



                                       By:
                                           -------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                              ----------------------------------



                                       By:
                                           -------------------------------------
                                          Ralph Katz, an individual (but
                                          only with respect to the
                                          representations, warranties and
                                          covenants made by such individual
                                          in his individual capacity
                                          hereunder)




                                       By:
                                           -------------------------------------
                                            Jeffrey A. Miller, an individual
                                            (but only with respect to the
                                            representations, warranties and
                                            covenants made by such individual
                                            in his individual capacity
                                            hereunder)

                          AGREEMENT TO RESTRUCTURE DEBT

        This AGREEMENT TO RESTRUCTURE DEBT (this "Agreement") is entered into as of September 30, 1999, by and among HELIX BIOMEDIX, INC., a Colorado corporation ("HBMCO") and its wholly owned subsidiary, HELIX BIOMEDIX, INC., a Louisiana corporation ("HBMLA") (hereinafter referred to collectively as "HELIX"), and Keith P. Lanneau, a resident of Louisiana ("LANNEAU").

                              PRELIMINARY RECITALS

        WHEREAS, HBMCO is a publicly owned biotechnology company substantially dependent upon both private and public financing to fund the development and commercialization of its technology, and

        WHEREAS, HELIX is currently indebted to LANNEAU in the aggregate amount of $552,386.00 ("INDEBTEDNESS"), a portion of which indebtedness is evidenced by a promissory note ("DEMAND NOTE") dated June 30, 1999, in the original principal amount of $462,218, a copy of which DEMAND NOTE is attached hereto as Exhibit A,

        WHEREAS, the parties hereto are mutually desirous of restructuring the aforesaid INDEBTEDNESS of HELIX to LANNEAU to improve the financial balance sheet of HELIX and to facilitate HELIX's ability to raise capital and to seek licensees for its proprietary technology,

        NOW, THEREFORE in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  CANCELLATION AND REPLACEMENT OF THE DEMAND NOTE.

        1.1 Cancellation of the DEMAND NOTE (Exhibit A) LANNEAU agrees to the cancellation of the aforesaid DEMAND NOTE (Exhibit A) and herewith delivers the DEMAND NOTE to HELIX marked "CANCELED"; and HELIX hereby acknowledges receipt of same for cancellation and issuance to LANNEAU of three (3) replacement notes in the aggregate principal amount of $489,462.00 ("the REPLACEMENT NOTES").

        1.2 Issuance of REPLACEMENT NOTES (Exhibits B, C, D) HELIX agrees to issue to LANNEAU three (3) REPLACEMENT NOTES, each note having equal principal amounts of $163,154.00 with maturities from the date hereof of one (1), two (2), and three (3) years, respectively. The forms of each of the three REPLACEMENT NOTES are attached hereto and made a part hereof as Exhibit B, Exhibit C, and Exhibit D. HELIX herewith delivers to LANNEAU the originals of these three notes, and LANNEAU hereby acknowledges receipt of same.

        HELIX further agrees that, so long as any balance of principal or accrued interest remains unpaid on any of the three REPLACEMENT NOTES, it shall not grant any security interest for any money borrowed from any other party, without the express written consent of LANNEAU or a holder in due course of any of the REPLACEMENT NOTES.

2. PAYMENT BY HELIX OF THE REMAINING INDEBTEDNESS.

        Upon the release of funds escrowed with Whitney National Bank, HELIX hereby agrees to pay in cash to LANNEAU the remaining INDEBTEDNESS in the amount of $62,924.00.

3. OTHER CONSIDERATIONS.

        3.1 Agreement to Cancel Warrants (Exhibit E) The parties hereto agree to the cancellation of warrants for the purchase of 87,200 shares of common stock of HBMCO, which warrants were granted to the Estate of Joy G. Lanneau by resolutions of the Executive Committee of HBMCO adopted on December 29, 1998. LANNEAU is the executor and sole beneficiary of said estate, and has agreed to cancellation of said warrants in a separate agreement of this date entitled "Agreement to Cancel Warrants", a copy of which is attached hereto as Exhibit E and incorporated as a part hereof.

        3.2 Lanneau Employment Agreement (Exhibit F). In further consideration of this "Agreement to Restructure Debt" the parties hereto agree that, so long as any balance of principal or accrued interest remains unpaid on any of the REPLACEMENT NOTES, LANNEAU, at his option, shall remain as an employee or consultant of HELIX on terms and conditions which are fair and reasonable by industry standards. Contemporaneously with execution of this Agreement LANNEAU and HELIX have entered into that certain "Employment Agreement," a copy of which is attached hereto and made a part hereof as Exhibit F.

        3.3 Representation on the HELIX Board of Directors. The parties hereto further agree that, so long as any balance of principal or accrued interest remains unpaid on any of the REPLACEMENT NOTES, LANNEAU (at his option) shall be entitled to representation by himself, or his nominee, to one seat on the Board of Directors of HBMCO.

4.  MISCELLANEOUS PROVISIONS

        4.1 Assignment This Agreement shall be binding upon the legal and personal representatives, heirs, successors and assigns of the parties.

        4.2 Severability Should any provision of this Agreement be unenforceable in the law, the remainder of the Agreement shall not be affected thereby.

        4.3 Counterparts This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together shall constitute one and the same instrument.

        4.4 Descriptive Headings: Interpretation The headings used in this Agreement are for convenience only and do not constitute matters to be construed in interpreting this Agreement. Except where the context indicates otherwise, words in the singular shall include the plural, and words in the masculine gender shall include the neuter and vice versa.

        4.5 Preliminary Recitals The Preliminary Recitals set forth in the preamble hereto are hereby incorporated and made part of this Agreement.

        4.6 Waivers No waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the party against which it is sought to be enforced. No waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement.

        4.7 Modification of Agreement No modification of this Agreement shall be binding unless in writing and signed by the party against whom or which it is sought to be enforced.

        4.8 Entire Agreement This Agreement, including the Exhibits attached hereto, is the entire agreement among the parties hereto relating to the subject matter hereof. It supersedes all prior agreements pertaining to the subject matter hereof and may not be amended except in accordance with a writing executed by or on behalf of all the parties.

        4.9 Governing Law This Agreement shall be governed and construed in accordance with the laws of the State of Louisiana.

        4.10 Attorney's Fees If any action or legal proceeding is brought for the enforcement of this Agreement, or because of an alleged breach of this Agreement, the successful prevailing party shall be entitled to recover its reasonable attorney's fees, court costs, and reasonable litigation expenses incurred in connection with such action or proceeding in addition to any other relief which it is entitled, from the losing party.

        4.11 Representations and Warranties HELIX represents and warrants that
(i) HBMCO is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado, has duly authorized the execution and performance of this

Agreement, and such execution and performance will not violate its Articles of Incorporation, By Laws, or any contract or agreement by which it is bound; and
(ii) this Agreement is valid and enforceable against HELIX in accordance with its terms, and each instrument to be executed by HELIX pursuant to this Agreement, will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

        LANNEAU represents and warrants that delivery herewith of (i) the REPLACEMENT NOTES and (ii) cash payment of the remaining INDEBTEDNESS satisfies in full the HELIX debt obligations to LANNEAU as of the date hereof, and that to the best of his knowledge and belief there are no remaining debt obligations of HELIX to the Estate of Joy Lanneau or to Arrowhead Technology Associates, Inc. LANNEAU further represents and warrants that this Agreement is valid and enforceable against LANNEAU in accordance with its terms, and will, when executed and delivered, be enforceable in accordance with its terms.

        4.12 DEFAULT. NO PARTY HERETO SHALL BE DEEMED TO BE IN DEFAULT OF ITS OBLIGATIONS UNDER THIS AGREEMENT UNLESS AND UNTIL THE AGGRIEVED PARTY HAS PROVIDED WRITTEN NOTICE OF A BREACH OR ALLEGED BREACH TO THE DEFAULTING PARTY, AND THE DEFAULTING PARTY HAS FAILED TO CURE THE BREACH WITHIN 30 DAYS OF THE RECEIPT OF THE NOTICE OF THE BREACH. UPON LEARNING OF A BREACH OF THIS AGREEMENT, THE AGGRIEVED PARTY SHALL, BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, NOTIFY THE DEFAULTING PARTY THAT IT IS IN BREACH OF ITS AGREEMENT, AND IN SAID NOTICE SHALL PROVIDE SUFFICIENT DETAIL SO THAT DEFAULTING PARTY IS AWARE OF THE NATURE OF THE DEFAULT. IN THE EVENT THE DEFAULTING PARTY FAILS TO CURE SUCH DEFAULT WITHIN SAID THIRTY DAY PERIOD, THE AGGRIEVED PARTY SHALL BE ENTITLED TO ANY EQUITABLE OR MONETARY REMEDIES OTHERWISE PROVIDED BY THE LAW, INCLUDING, WITHOUT LIMITATION, RECOVERY FOR REASONABLE ATTORNEY'S FEES AND COSTS INCURRED TO ENFORCE HIS OR ITS RIGHTS HEREUNDER. THE PARTIES SPECIFICALLY AGREE THAT IN THE EVENT HELIX BREACHES ITS OBLIGATIONS UNDER SECTION 3.3 HEREOF, AND FAILS TO CURE SUCH BREACH WITHIN THIRTY (30) DAYS FOLLOWING WRITTEN NOTICE THEREOF, THEN LANNEAU MAY AT HIS OPTION ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE REPLACEMENT NOTES.

        4.13 Notices All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt and postage prepaid, or (iii) transmitted by telecopy to the recipient with a confirmation copy to follow the next day to be delivered by overnight carrier. Such notices, demands and other communication shall be sent to the addresses indicated below:

        a)      To HELIX

                Helix Biomedix, Inc.
                2151 East Lakeshore Drive
                Baton Rouge, Louisiana 70808
                Attn: President
                FAX No.:  ________________________
                E-mail Address:  _____________________________

        b)      To LANNEAU

                Keith P. Lanneau
                2151 East Lakeshore Drive
                Baton Rouge, Louisiana 70808
                FAX No.:  (225) 338-9727
                E-mail Address:_______________________________

        4.14 Termination of Existing Liens Upon delivery of the executed REPLACEMENT NOTES, LANNEAU agrees to terminate and cancel any and all liens and security interests which secure the INDEBTEDNESS, including security interests in the assets of HBMCO and/or a pledge of the stock of HBLMA.




        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            HELIX BIOMEDIX, INC. (of Colorado)


                                            By:
                                               ---------------------------------
                                                  Keith P. Lanneau, President

                                            HELIX BIOMEDIX, INC. of (Louisiana)


                                            By:
                                               ---------------------------------
                                                  Keith P. Lanneau, President



                                            -----------------------------
                                            Keith P. Lanneau, Individually

                                 PROMISSORY NOTE

                                       OF

             HELIX BIOMEDIX, INC. (CO) AND HELIX BIOMEDIX, INC. (LA)

                                                            AMOUNT:  $163,154.00

NOTE NO:  KPL-12                                        DATE: SEPTEMBER 30, 1999


        For value received, Helix BioMedix, Inc. (CO), a Colorado corporation, and its wholly owned subsidiary, Helix BioMedix, Inc. (LA), a Louisiana corporation (hereinafter collectively referred to as "MAKERS"), promise to pay to the order of KEITH P. LANNEAU, a Louisiana resident (hereinafter "OWNER") the principal sum of ONE HUNDRED SIXTY-THREE THOUSAND ONE HUNDRED FIFTY-FOUR AND NO/100 DOLLARS ($163,154.00) together with simple interest thereon from the date hereof at the rate of eight percent (8%) per annum, such principal and interest being payable at the principal office of OWNER in Baton Rouge, Louisiana, or at such other place either within or without the State as OWNER may from time to time designate.

        Interest accrued on the principal balance of this note shall be paid in cash to the OWNER every ninety (90) days from the date hereof through the maturity date. The full principal amount of this note and remaining interest accrued thereon shall be due and payable in cash to the owner one (1) year from the date of this note. Prepayment of interest and/or principal may be made by MAKERS at any time prior to the due dates without penalty. All payments of interest and principal shall be in lawful money of the United States.

        This promissory note is designated as Note No. KPL-12. As of the date hereof MAKERS have issued to OWNER two other promissory notes of same principal amount ($163,154.00 each), which other notes are designated respectively as Note No. KPL-13 (having a two year maturity) and Note No. KPL-14 (having a three year maturity).

        In the event that MAKERS shall default on payment of any interest or principal due on this note (Note No. KPL-12) or on either Note No. KPL-13 or Note No. KPL-14, and MAKERS fail to cure such default within thirty (30) days following receipt by MAKERS of written notice thereof, then OWNER shall be entitled, at his option, to any or all of the following: (i) accelerate the three notes and demand full payment of the principal and interest due on each, (ii) secure from MAKERS a security interest in all the technology and intellectual property rights owned by MAKERS, (iii) receive from MAKERS a security interest in 100% of the capital stock of Helix BioMedix, Inc.
(LA), and (iv) receive an assignment from MAKERS of any and all interest in revenues and/or receivables derived from the intellectual property owned by MAKERS. Notwithstanding the foregoing, MAKERS and OWNER stipulate and agree that the remedies reflected in (ii), (iii) and (iv) above are personal to OWNER and his heirs and shall not be available to and may not be exercised by any subsequent holder(s) of this note (other than OWNER's heirs).

        MAKERS further agree that, so long as any balance of principal or accrued interest remains unpaid on any of the three notes designated above, MAKERS shall not grant any security interest for any money borrowed from any other party than OWNER, without the express written consent of OWNER.

        It is hereby agreed that if default be made in any required payment of principal or interest on this promissory note as set forth above, then, upon notification and demand from OWNER by certified mail, MAKERS shall have thirty
(30) days thereafter to remedy such default, or the entire amount of the principal and interest due on this note shall become and be due and collectible, with interest accruing thereon at the rate of then percent (10%) per annum from the date of notice of default until the remaining balance of principal and all interest thereon are paid in full.

        Except as otherwise provided herein, any future holder of this note shall be entitled to all of the rights granted herein to OWNER.

        The MAKERS of this note hereby waive presentation for payment, notice of non-payment and protest, and consent that, after demand, the time of payment may be extended without notice thereof, and in the event of any default in the payment of the principal sum or of the interest which shall accrue thereon, or any part of either, as above described, and this note is referred to an attorney for collection, they further agree to pay all attorney's fees incurred in the collection of this note, or any portion hereof, including interest, which fees are hereby fixed at ten percent (10%) of the amount to be collected.

HELIX BIOMEDIX, INC. (CO)                   HELIX BIOMEDIX, INC. (LA)


BY:                                         BY:
   --------------------------                  ---------------------------------
   KEITH P. LANNEAU, PRESIDENT                 KEITH P. LANNEAU, PRESIDENT

                                 PROMISSORY NOTE
                                       OF
             HELIX BIOMEDIX, INC. (CO) AND HELIX BIOMEDIX, INC. (LA)

                                                            AMOUNT:  $163,154.00

NOTE NO:  KPL-13                                       DATE:  SEPTEMBER 30, 1999


        For value received, Helix BioMedix, Inc. (CO), a Colorado corporation, and its wholly owned subsidiary, Helix BioMedix, Inc. (LA), a Louisiana corporation, (hereinafter collectively referred to as "MAKERS") promise to pay to the order of KEITH P. LANNEAU, a Louisiana resident, (hereinafter "OWNER") the principal sum of ONE HUNDRED SIXTY THREE THOUSAND ONE HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($163,154.00) together with simple interest thereon from the date hereof at the rate of eight percent (8%) per annum, such principal and interest being payable at the principal office of OWNER in Baton Rouge, Louisiana, or at such other place either within or without the State as OWNER may from time to time designate.

        Interest accrued on the principal balance of this note shall be paid in cash to the OWNER every ninety (90) days from the date hereof through the maturity date. The full principal amount of this note and remaining interest accrued thereon shall be due and payable in cash to the owner two (2) years from the date of this note. Prepayment of interest and/or principal may be made by MAKERS at any time prior to the due dates without penalty. All payments of interest of and principal shall be in lawful money of the United States.

        This promissory note is designated as Note No. KPL-13. As of the date hereof MAKERS have issued to OWNER two other promissory notes of same principal amount ($163,154.00 each), which other notes are designated respectively as Note No. KPL-12 (having a one year maturity) and Note No. KPL-14 (having a three year maturity).

        In the event that MAKERS shall default on payment of any interest or principal due on this note (Note No. KPL-13) or on either Note No. KPL-12 or Note No. KPL-14 and MAKERS fail to cure such default within thirty (30) days following receipt by MAKERS of written notice thereof, then the OWNER shall be entitled, at his option, to any or all of the following: (i) accelerate the three notes and demand full payment of the principal and interest due on each,
(ii) secure from MAKERS a security interest in all the technology and intellectual property rights owned by MAKERS, (iii) receive from MAKERS a security interest in 100% of the capital stock of Helix BioMedix, Inc. (LA), and (iv) receive an assignment from MAKERS of any and all interest in revenues and/or receivables derived from the intellectual property owned by MAKERS. Notwithstanding the foregoing, MAKERS and OWNER stipulate and agree that the remedies reflected in (ii), (iii) and (iv) above are personal to OWNER and his heirs and shall not be available to and may not be exercised by any subsequent holder(s) of this note (other than OWNER's heirs).

        MAKERS further agree that, so long as any balance of principal or accrued interest remains unpaid on any of the three notes designated above, MAKERS shall not grant any security interest for any money borrowed from any other party than OWNER, without the express written consent of OWNER.

        It is hereby agreed that if default be made in any required payment of principal or interest on this promissory note as set forth above, then, upon notification and demand from OWNER by certified mail, MAKERS shall have thirty
(30) days thereafter to remedy such default, or the entire amount of the principal and interest due on this note shall become and be due and collectible, with interest accruing thereon at the rate of ten percent (10%) per annum from the date of notice of default until the remaining balance of principal and all interest thereon are paid in full.

        Except as otherwise provided herein, any future holder of this note shall be entitled to all of the rights granted herein to OWNER.

        The MAKERS of this note hereby waive presentation for payment, notice of non-payment and protest, and consent that, after demand, the time of payment may be extended without notice thereof, and in the event of any default in the payment of the principal sum or of the interest which shall accrue thereon, or any part of either, as above described, and this note is referred to an attorney for collection, they further agree to pay all attorney's fees incurred in the collection of this note, or any portion hereof, including interest, which fees are hereby fixed at ten percent (10%) of the amount to be collected.

HELIX BIOMEDIX, INC. (CO)     AND           HELIX BIOMEDIX, INC. (LA)


BY:                                         BY:
   -----------------------------               ---------------------------------
   KEITH P. LANNEAU, PRESIDENT                 KEITH P. LANNEAU, PRESIDENT

                                 PROMISSORY NOTE
                                       OF
             HELIX BIOMEDIX, INC. (CO) AND HELIX BIOMEDIX, INC. (LA)

                                                            AMOUNT:  $163,154.00

NOTE NO:  KPL-14                                       DATE:  SEPTEMBER 30, 1999


        For value received, Helix BioMedix, Inc. (CO), a Colorado corporation, and its wholly owned subsidiary, Helix BioMedix, Inc. (LA), a Louisiana corporation, (hereinafter collectively referred to as "MAKERS") promise to pay to the order of KEITH P. LANNEAU, a Louisiana resident, (hereinafter "OWNER") the principal sum of ONE HUNDRED SIXTY THREE THOUSAND ONE HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($163,154.00) together with simple interest thereon from the date hereof at the rate of eight percent (8%) per annum, such principal and interest being payable at the principal office of OWNER in Baton Rouge, Louisiana, or at such other place either within or without the State as OWNER may from time to time designate.

        Interest accrued on the principal balance of this note shall be paid in cash to the OWNER every ninety (90) days from the date hereof through the maturity date. The full principal amount of this note and remaining interest accrued thereon shall be due and payable in cash to the owner three (3) years from the date of this note. Prepayment of interest and/or principal may be made by MAKERS at any time prior to the due dates without penalty. All payments of interest and principal shall be in lawful money of the United States.

        This promissory note is designated as Note No. KPL-14. As of the date hereof MAKERS have issued to OWNER two other promissory notes of same principal amount ($163,154.00 each), which other notes are designated respectively as Note No. KPL-12 (having a one year maturity) and Note No. KPL-13 (having a two year maturity).

        In the event that MAKERS shall default on payment of any interest or principal due on this note (Note No. KPL-14) or on either Note No. KPL-12 or Note No. KPL-13, and MAKERS fail to cure such default within thirty (30) days following receipt by MAKERS of written notice thereof, then the OWNER shall be entitled, at his option, to any or all of the following: (i) accelerate the three notes and demand full payment of the principal and interest due on each,
(ii) secure from MAKERS a security interest in all the technology and intellectual property rights owned by MAKERS, (iii) receive from MAKERS a security interest in 100% of the capital stock of Helix BioMedix, Inc. (LA), and
(iv) receive an
assignment from MAKERS of any and all interest in revenues and/or receivables derived from the intellectual property owned by MAKERS. Notwithstanding the foregoing, MAKERS and OWNER stipulate and agree that the remedies reflected in
(ii), (iii) and (iv) above are personal to OWNER and his heirs and shall not be available to and may not be exercised by any subsequent holder(s) of this note (other than OWNER's heirs).

        MAKERS further agree that, so long as any balance of principal or accrued interest remains unpaid on any of the three notes designated above, MAKERS shall not grant any security interest for any money borrowed from any other party than OWNER, without the express written consent of OWNER.

        It is hereby agreed that if default be made in any required payment of principal or interest on this promissory note as set forth above, then, upon notification and demand from OWNER by certified mail, MAKERS shall have thirty
(30) days thereafter to remedy such default, or the entire amount of the principal and interest due on this note shall become and be due and collectible, with interest accruing thereon at the rate of ten percent (10%) per annum from the date of notice of default until the remaining balance of principal and all interest thereon are paid in full.

        Except as otherwise provided herein, any future holder of this note shall be entitled to all of the rights granted herein to OWNER.

        The MAKERS of this note hereby waive presentation for payment, notice of non-payment and protest, and consent that, after demand, the time of payment may be extended without notice thereof, and in the event of any default in the payment of the principal sum or of the interest which shall accrue thereon, or any part of either, as above described, and this note is referred to an attorney for collection, they further agree to pay all attorney's fees incurred in the collection of this note, or any portion hereof, including interest, which fees are hereby fixed at ten percent (10%) of the amount to be collected.


HELIX BIOMEDIX, INC. (CO)     AND           HELIX BIOMEDIX, INC. (LA)


BY:                                         BY:
   ---------------------------                 ---------------------------------
   KEITH P. LANNEAU, PRESIDENT                 KEITH P. LANNEAU, PRESIDENT

                    AMENDED AND RESTATED CONSULTING AGREEMENT

        This Agreement, effective for all purposes as of October 1, 1999, is entered into between Helix BioMedix, Inc., a Colorado corporation (the "Company"), and Henry Niman, Ph.D. ("Consultant"). The Company desires to obtain the services of Consultant and Consultant desires to perform services for the Company upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties agree as follows:

                                    AGREEMENT

        1. Period of Engagement. The Company hereby engages Consultant as a consultant to render services to the Company in the position and with the duties and responsibilities described in Section 2 commencing on October 1, 1999, and extending for a term of one year thereafter, provided that such term shall automatically renew for an additional one-year period at the end of such initial term and each subsequent renewal, unless 90 days prior to the date of such renewal either party shall give written notice to the other party of cancellation, and in such event the Consultant's engagement hereunder shall terminate. The period of time covered by the Consultant's employment hereunder shall hereafter be referred to as the "Period of Engagement." The Company's policies as they may be established or amended from time to time in writing during the Period of Engagement ("Company Policies") shall apply to and govern the employment relationship between Consultant and the Company, provided that in the event of any conflict between Company Policies and the terms and conditions of this Agreement, the term and conditions of this Agreement shall apply.

        2.     Position, Duties, Responsibilities.

               2.1 Position. Consultant hereby accepts the engagement as a consultant with the Company pursuant to the terms and conditions hereof. Consultant agrees to serve the Company in the position of Chairman, Scientific Advisory Board and Vice President - Science. Consultant shall report to the Chief Executive Officer ("CEO") of the Company. Consultant shall have the powers and duties commensurate with such position. Consultant shall devote his best efforts and attention to the performance of the services customarily incident to such office and to such other services as the Board of Directors ("Board") or CEO may reasonably request. Without limiting the generality of the foregoing, Consultant understands that he will be responsible for (i) establishing and recruiting members to serve on the Scientific Advisory Board of the Company,
(ii) developing strategic alliances, joint ventures and similar relationships with third parties, (iii) seeking licensees for various applications of the Company's technology, (iv) seeking grant and contract research support for the Company, (v) advising the Board with respect to both internal and external initiatives for continued development of such technology and commercialization of same; and (vi) assisting management and the Company's consultants in presentations to enhance shareholder value and the Company's profile in the financial community.

               2.2 Other Activities. Except upon the prior written consent of the Board, Consultant shall not during the Period of Engagement engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (as "Affiliated Company"), provided that the Consultant may engage in the outside scientific/professional activities set forth on Exhibit A attached hereto.

        3.     Compensation, Benefits, Expenses.

               3.1    Compensation.

                      (a) Annual Salary. In consideration of the services to be rendered hereunder, including without limitation services to any Affiliated Company, Consultant shall be paid an annual salary which, during the first six months of the Period of Engagement shall be $10,000.00 per month, and during the latter six months of the Period of Engagement shall be $5,000.00 per month (the "Salary"). Consultant's Salary shall be payable in equal installments at the time and pursuant to the procedures regularly established, and as they may be amended, by the Company during the term of this Agreement. Unless otherwise agreed in writing by Employer and Consultant, Consultant's salary for any renewal term(s) of this Agreement shall be based upon an annual salary for full time employment of $120,000.00.

                      (b) Bonuses. In addition to his Salary, the Board may, in its sole discretion, award stock bonuses to Consultant based upon the Board's assessment of Consultant's performance. Although no bonus is guaranteed, the parties agree that the following levels and subjective criteria generally describe the parameters which the Board intends to use in determining whether to award Consultant a stock bonus and the amount of the bonus for each level of accomplishment:

        Level I: Consultant performs duties hereunder to the satisfaction of the Board and attains certain early-stage milestones established by the Board. Potential Bonus:
                      $25,000 to $150,000*.

        Level II:     The Board determines that Consultant has excelled
                      beyond expectations and has attained additional milestones established by the Board. Potential Bonus: $25,000 to $150,000*.

        Level III:    The Board determines that Consultant's performance is
                      superlative and that Consultant has attained substantially all of the goals established by the Board. Potential
                      Bonus: $25,000 to $150,000*.

* The value attributable to such bonus equates to the number of shares of common stock of the Company comprising such bonus, multiplied by the market price of such shares on the open market at the time such bonus is approved by the Board. Anything contained herein to the contrary notwithstanding, Consultant acknowledges and agrees that no bonus is guaranteed and the Board shall in its sole discretion determine the amount and frequency of any such bonus(es).

               3.2 Expenses. The Company shall reimburse Consultant for reasonable travel and other business expenses incurred by Consultant in the performance of his duties hereunder in accordance with the Company Policies.

        4.     Termination of Engagement.

               4.1 By Death. The Period of Engagement shall terminate automatically upon the death of the Consultant. In such event, the Company shall pay to Consultant's beneficiaries or his estate, as the case may be, any accrued Salary, any benefits under any plans of the Company in which Consultant is a participant to the full extent of Consultant's rights under such plans, and any appropriate business expenses incurred by Consultant in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), but no other compensation or reimbursement of any kind, including, without limitation, severance compensation, and thereafter, the Company's obligations hereunder shall terminate.

               4.2 By Disability. If the Consultant is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 45 days in the aggregate in any 365-day period, then, to the extent permitted by law, the Company may terminate the Period of Engagement on the 45th day of such incapacity. In such event, the Company shall pay to Consultant all Accrued Compensation through the effective date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Nothing in this Section shall affect Consultant's rights under any disability plan in which he is a participant.

               4.3 By Company for Cause. The Company may terminate the Period of Engagement for Cause (as defined below) without liability at any time with or without advance notice to the Consultant. The Company shall pay Consultant all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (i) any action or failure to act by Consultant which was performed in bad faith and to the detriment of the Company; (ii) Consultant refuses or fails to act in accordance with any lawful and proper direction or order of the Board; (iii) Consultant willfully wantonly disregards performing the duties of employment; (iv) Consultant is convicted of a felony crime involving moral turpitude; or (v) Consultant intentionally breaches any material term of this Agreement ; provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Consultant describing the nature of such event and the Consultant shall thereafter have ten (10) business days to cure such event.

               4.4 By Company Without Cause. At any time, the Company may terminate the Period of Engagement without liability other than as set forth below, for any reason not specified in Section 4.3 above, by giving ninety (90) days advance written notice to the Consultant. If the

Company elects to terminate Consultant pursuant to this Section 4.4, the Company shall pay to Consultant all Accrued Compensation and shall continue to pay to Consultant as provided herein Consultant's Salary over the period equal to the lesser of (i) the remainder of the Period of Engagement (but not less than ninety (90) days), or (ii) six months from the date of such termination, in either case less the amount of any compensation for services rendered received by Consultant from any third party during such period, as severance compensation and thereafter all obligations of the Company shall terminate.

               4.5 Bonus. In no event shall any stock bonus be deemed to be earned prior to the date such bonus is formally authorized and approved by the Board. Accordingly, upon termination of this Agreement for any reason, Consultant shall be entitled only to Accrued Compensation (and to the extent applicable severance compensation under Section 4.4).

               4.6 Termination Obligations. Consultant hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, proprietary information, copies of any of the foregoing, and equipment furnished to or prepared by Consultant in the course of or incident to his employment, belongs to the Company and shall be delivered to the Company upon termination of the Period of Engagement.

        5.     Intellectual Property, Confidentiality, Non-Competition.

               5.1 Intellectual Property. Consultant agrees to disclose to the Company promptly, all inventions, discoveries and/or original works of authorship or compilations thereof (hereinafter referred to as "Technologies") including without limitation products, processes, designs, formulas, specifications, prototype, models, samples, economies, reports or manuscripts as well as all improvements made thereto, that are conceived, developed and/or reduced to practice by Consultant during the term of this Agreement and within the scope of work and duties performed by Consultant for the Company. The Consultant also agrees to assign to the Company Consultant's entire right, title, and interest in said Technologies and to any patent(s), copyright(s), trademark(s) or service mark(s) which may be issued thereon by any of the various states, including Louisiana, the United States of America, and/or any foreign country and/or any political subdivision thereof, under any applicable state, federal, or foreign laws or international conventions. Further, Consultant agrees to make no other assignment, grant, mortgage, license or agreement affecting the rights and property to be assigned pursuant to this paragraph without first obtaining the express written consent of the Company. When requested to so do, during or subsequent to Consultant's employment with the Company, at the Company's expense, Consultant agrees to communicate and deliver all facts, information and data concerning said Technologies and improvements thereto, if any, to the Company or its designee; to execute all initial, divisional, continuing, substitute, renewal, or reissue applications for letters patent or copyrights, trademarks and/or service marks, foreign or domestic, as well as make or execute all rightful oaths, declarations, assignments, powers of attorney and/or other documents, and generally, do everything reasonably necessary for securing, maintaining and enforcing the Company's rights in and to said Technologies and improvements thereto and for vesting title therein in the Company or its designee. The undertakings set forth in this Paragraph 5.1 shall survive the termination of this Agreement.

               5.2 Confidentiality. Consultant acknowledges that during his employment with the Company, Consultant may receive, make use of, or add to the Company's Confidential Information defined for the purposes of this Agreement as consisting of, but not limited to (a) proprietary information relating to compositions, structure and formulations of membrane disruptive peptides (cytoporins) and applications thereof for pharmaceutical and non-drug use; (b) product designs, processes, formulas, specifications, prototypes, models, samples, economies, data, records, reports, manuscripts, and other materials of a proprietary nature; (c) records and policy matters relating to finance, accounting, sales, personnel, property, management, and operations; and (d) matters relating to the Company's operations such as its clients lists, its compilation of its clients' service requirements, its price and fee structures, its cost of services, and its cost of operations. Consultant understands and agrees that said Confidential Information is disclosed to Consultant in confidence and is to be used for the Company's benefit only. Consultant agrees that he/she will keep all such information confidential at all times during and after his employment with the Company; will not disclose or communicate such Confidential Information to any third party without the express, written consent of the Company; and will not use such Confidential Information on his own behalf or on behalf of any third party. In view of the nature of the Confidential Information the Consultant will receive during the course of his employment, Consultant understands and agrees that any unauthorized disclosure to third parties of said Confidential Information or other violation or threatened violation of this Agreement would cause irreparable damage to the trade secret status of the Confidential Information and to the Company and that the Company shall be entitled to seek a judicial injunction prohibiting Consultant from any such disclosure, attempted disclosures, violation or threatened violation. The undertakings set forth in this Paragraph 5.2 shall survive the termination of this Agreement.

               5.3 Non-competition Covenants. Consultant covenants and agrees that, during the term of this Agreement and for a period of two years following termination of Consultant's employment with the Company, (except as otherwise provided in Exhibit "A" attached hereto) he shall not (i) engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or an Affiliated Company within the Parishes of East Baton Rouge, Jefferson and Orleans, Louisiana; or (ii) hire, solicit, or attempt to hire on behalf of himself or any other party any employee or exclusive consultant of the Company. For purposes of this Agreement, the Company's business is defined as (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, (ii) seeking patent protection to protect its proprietary technology, and (iii) licensing its technology and in seeking strategic corporate alliances for further development and commercialization of same.

               In view of the national nature of the Company's business, Consultant further agrees that during the term of this Agreement and for a period of two years following termination of Consultant's employment with the Company, Consultant shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliated Company, within any of the forty-nine states of the United States of America other than Louisiana. Anything contained herein to the contrary notwithstanding, this paragraph only of this Section 5.3 shall be governed by and enforceable in accordance with the laws of the state in which it is being enforced against Consultant.

               If any court of proper jurisdiction finds that this covenant is overly broad or unenforceable for any reason whatsoever, then it is hereby agreed that this covenant will be reduced or amended to be enforceable to the extent allowable under applicable law. A violation of this covenant not to compete by Consultant shall entitle the Company to recover all damages for the loss sustained and the profit of which the Company has been deprived. Additionally, the Company is entitled to injunctive relief in enforcing the terms of this covenant not to compete without the necessity of proving irreparable injury.

        6. Assignment: Successors and Assigns. Consultant shall not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement (other than securities issued by the Company in accordance with applicable laws and the provisions of any document pursuant to which such securities are issued), nor shall Consultant's rights be subject to encumbrance or the claims of creditors. Any such purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, its acquisition by, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets or stock in an arm's length transaction (the foregoing are collectively referred to herein as an "Acquisition"), or the assignment by the Company of this Agreement and the performance of its obligations hereunder in connection with any such Acquisition or to any successor in interest or any Affiliated Company. Subject to the foregoing this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

        7. Notices. All notices and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered personally or by overnight courier upon receipt or three days after deposit in the Untied States mail, return receipt requested, and addressed to the Consultant at:

               Henry Niman
               16 Teal Drive
               Pittsburgh, PA 15238




        or to the Company at:

               Helix BioMedix, Inc.
               210 Baronne Street, Suite 1004
               New Orleans, Louisiana 70112-1722
               Attn: Chief Executive Officer

Either party may change its address for purposes of this Section by giving notice as set forth above.

        8. Entire Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof, and may be amended only by a writing signed by the parties hereto. This Agreement, along with any amendments hereto, supersede any prior negotiations, offers, or agreements between the Company and the Consultant with regard to the subject matter hereof. Without limiting the foregoing, the parties acknowledge and agree that this Agreement supercedes and replaces in its entirety and serves as a novation of the Employment Agreement entered into between the parties as of October 1, 1999.

        9. Amendments: Waivers. This Agreement may not be modified, amended, or changed except by an instrument in writing, signed by the Consultant and by a duly authorized representative of the Company other than Consultant. Either party may waive compliance by the other party with any provision of this Agreement; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

        10. Severability. If any provision of this Agreement, as applied to any person or circumstances, is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affect thereby. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

        11. Governing Law: Jurisdiction and Venue. Except as otherwise provided in Section 5.3 hereof, this Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana. The parties consent to the jurisdiction of all federal and state courts in Louisiana, and venue shall lie exclusively in East Baton Rouge Parish, Louisiana.

        12. Consultant Acknowledgment. Consultant acknowledges (i) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.


        13.    Remedies.

               13.1 Injunctive Relief. The parties agree that the services to be rendered by Consultant hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Consultant in the event of any breach or threatened breach of any such provisions by Consultant, in addition to any other relief (including damages) available to the Company under this Agreement or under law.

               13.2 Exclusive. Both parties agree that the remedy specified in
Section 13.1 above is not exclusive of any other remedy for the breach by the Consultant of the terms hereof.

        14. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

        15. Relationship of Parties. Consultant shall be deemed an independent contractor and not an employee of the Company. All letterhead, business cards and promotional materials used or distributed by Consultant shall present Consultant as a business consultant to, and not an employee or principal of, the Company. Consultant shall be responsible for all taxes associated with compensation (both cash and (if any) stock) paid to Consultant hereunder, including but not limited to income taxes and social security taxes.

        16. No Restrictions on Consultant. Consultant represents and warrants that his employment with the Company does not and will not breach any agreement or duty which Consultant has to any other person, including without limitation
(i) rules or laws which restrict Consultant's employment with third parties, and
(ii) confidentiality or non-competition agreements with third parties.

        17.    Restricted Stock

               (a) Consultant recognizes and understands that any shares of Company stock to be issued to Consultant hereunder (the "securities") will not upon initial issuance be registered under the Securities Act of 1933 ("Securities Act"), or under the securities laws of any state (the "securities laws"). The securities are not being so registered in reliance upon exemptions from the Securities Act and the securities laws which are predicated, in part, on the representations, warranties and agreements of the Consultant contained herein.

               (b) Consultant represents and warrants that (i) he has knowledge and experience in business, finance, securities and investments, such experience being based on actual participation therein, (ii) he is capable of evaluating the merits and risks of an investment in the Helix Stock and the suitability thereof as an investment therefor, (iii) he is an experienced and sophisticated investor in investments, including investments similar to that of the Company's stock (iv) any Company stock to be acquired by him will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, and no assurances have been made concerning the future results of the Company or as to the value of such stock, and (v) he is an "accredited investor" within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act.

               (c) Consultant has consulted with its own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which he is required to hold the securities, (ii) of the limitations on the transfer or disposition of the securities, and (iii) that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available.

               (d) Consultant has been furnished with a copy of the Annual Report on Form 10-KSB of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1998, and the Form 10-QSB quarterly reports filed with the SEC since that date. The Company has made available to Consultant the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they posses or could reasonably acquire the purpose of verifying the accuracy of the information furnished to Consultant as set forth herein or for the purpose of considering the transactions contemplated hereby.



        The parties have duly executed this Amended and Restated Consulting Agreement as of the date first written above.

WITNESSES                                          HELIX BIOMEDIX, INC.

                                                   By:
----------------------------


                                                   Title:
                                                         -----------------------

----------------------------

                                                   Consultant:

----------------------------
                                                   Henry Niman, Ph.D.


----------------------------

                                   EXHIBIT "A"
                  TO AMENDED AND RESTATED CONSULTING AGREEMENT
                                     (Niman)



        For purposes of Paragraph 2.2 of the Amended and Restated Consulting Agreement, the parties agrees that Dr. Niman may participate in the following outside scientific and professional activities:

        -       Membership and office appointments in professional societies

        - Membership and office appointments in professional foundation or educational institutions

        -       Membership on editorial boards of scientific journals or books

        -       Manuscript and grant review

        -       Academic advisory boards or other similar types of activities

        - Scientific advisory boards of other company(s), as approved in advance by the Board of Helix BioMedix, Inc.

        The parties further agree that Dr. Niman's continued research and development of monoclonal antibodies with synthetic peptides shall not be deemed competitive with the business of Helix BioMedix, Inc.; provided, however, that the use of synthetic peptides for therapeutic applications, including without limitation gene therapy, shall be deemed the business of Helix BioMedix, Inc. and shall not be undertaken by Dr. Niman without the prior written consent of the Board of Helix BioMedix, Inc.

                              EMPLOYMENT AGREEMENT

        This Agreement, dated as of September 30, 1999, is entered into by and among HELIX BIOMEDIX, INC., a Colorado corporation ("HBMCO") and its wholly owned subsidiary, HELIX BIOMEDIX, INC., a Louisiana corporation ("HBMLA") (hereafter referred to collectively as the "Company"), and Keith P. Lanneau, a resident of Louisiana ("LANNEAU" or the "Employee").

                              PRELIMINARY RECITALS

        WHEREAS, the Company is a publicly owned biotechnology company which is engaged in (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, (ii) seeking patent protection to protect its proprietary technology, (iii) licensing its technology and in seeking strategic corporate alliances for further development and commercialization of same, and
(iv) obtaining both private and public funding to support the Company, (collectively, the "Business"), and

        WHEREAS, LANNEAU was the founder of the Company's predecessor in 1985 and has served as the Company's Chairman, President, and CEO since 1989 and is a major shareholder of the Company; and

        WHEREAS, LANNEAU has extensive experience in all areas of the Company's business; and

        WHEREAS, the Company has, during the last year, successfully undertaken a major financial and management restructuring to enhance the Company's future growth; and

        WHEREAS, the Company and LANNEAU agree that continuation of his services to the Company is in their mutual best interests;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT


        1. Period of Employment. The Company hereby employs LANNEAU ("Employee") to render services to the Company in the position and with the duties and responsibilities described in Section 2 commencing on October 1, 1999, and extending for a term of one year thereafter, provided that such term shall automatically renew for two additional one year periods at the end of such initial term and each subsequent renewal, unless 90 days prior to the date of such renewal either party shall give written notice to the other party of cancellation, and in such event Employee's employment hereunder shall terminate.

                The period of time covered by the Employee's employment hereunder shall hereafter be referred to as the "Period of Employment." The Company's employment policies as they may be established or amended from time to time in writing during the Period of Employment ("Company Policies") shall apply to and govern the employment relationship between Employee and the Company, provided that in the event of any conflict between Company Policies and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall apply.

        2.     Position, Duties, Responsibilities.

               2.1 Position. Employee hereby accepts employment with the Company pursuant to the terms and conditions hereof. Employee agrees to serve the Company in the position of Vice President-Technology ("VP-Technology"). Employee, in his capacity as VP-Technology, shall report to the Chief Executive Officer ("CEO") of the Company. Employee shall have the powers and duties commensurate with such position and as may be set forth in the By Laws of the Company. Employee shall devote his best efforts and attention to the performance of the services customarily incident to such offices and to such other services as the CEO may, from time to time, reasonably request.

        Without limiting the generality of the foregoing, Employee understands that he will be responsible for: (i) assisting other management personnel in assuming new responsibilities which may be assigned to them by the Board and CEO as an integral part of the Company's on-going restructuring program, (ii) continuing his past efforts in expanding and developing the prosecution of the Company's patent portfolio, (iii) serving as an interface in planning, and/or overseeing, and/or coordinating the technical activities involving the CEO, the Company's Scientific Advisory Board and Vice President-Science, and the Company's outside technical collaborators and contract research organizations (specifically including Therapeutic Peptides, Inc.), (iv) developing strategic alliances, joint ventures and similar relationships with third parties, (v) seeking licensees for various applications of the

        Company's technology, (vi) seeking grant and contract research support for the Company, (vii) advising the Board with respect to both internal and external initiatives for continued development of the Company's technology and commercialization of same; and (viii) assisting management and the Company's consultants in presentations to enhance shareholder value and the Company's profile in the financial community. Notwithstanding the foregoing, Employee shall not enter into any contracts or agreements on behalf of the Company, without the prior written consent of the Board.

        Because of the broad scope of Employee's responsibilities, he shall report to the CEO with respect to judicious assignment of priorities in execution of his employment duties.

               2.2 Other Activities. Except upon the prior written consent of the Board, Employee shall not during the Period of Employment engage, directly or indirectly, engage in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (as "Affiliated Company").

        3.     Compensation, Benefits, Expenses.

               3.1    Compensation.

                      (a) Annual Salary. In consideration of the services to be rendered hereunder, including without limitation services to any Affiliated Company, Employee shall be paid an annual salary of $90,000.00 for the first one year term of the Period of Employment. Employee's salary shall be payable in equal semi-monthly or monthly installments at the time and pursuant to the procedures regularly established, and as they may be amended, by the Company during the term of this Agreement. Unless otherwise agreed in writing by the Company and Employee, Employee's salary for any renewal term(s) of this Agreement shall be based upon an annual salary for full time employment of $90,000.00.

               3.2 Benefits. Employee shall be entitled to participate in such general benefit programs as the Company may from time to time institute for the enjoyment and benefit of its employees, including, but not limited to, retirement programs, insurance plans, and stock option plans for officers, directors, and other key employees of the Company.

               3.3 Expenses. The Company shall reimburse Employee for reasonable travel and other business expenses incurred by Employee in the performance of his duties hereunder in accordance with the Company Policies.

        4.     Termination of Employment.

               4.1 By Death. The Period of Employment shall terminate automatically upon the death of the Employee. In such event, the Company shall pay to Employee's beneficiaries or his estate, as the case may be, any accrued salary, any benefits under any plans of the Company in which Employee is a participant to the full extent of Employee's rights under such plans, and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), but no other compensation or reimbursement of any kind, including, without limitation, severance compensation, and thereafter, the Company's obligations hereunder shall terminate.

               4.2 By Disability. If the Employee is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 45 days in the aggregate in any 365-day period, then, to the extent permitted by law, the Company may terminate the Period of Employment on the 45th day of such incapacity. In such event, the Company shall pay to Employee all Accrued Compensation through the effective date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Nothing in this Section shall affect Employee's rights under any disability plan in which he is a participant.

               4.3 By Company for Cause. The Company may terminate the Period of Employment for Cause (as defined below) without liability at any time with or without advance notice to the Employee. The Company shall pay Employee all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (i) any action or failure to act by Employee which was performed in bad faith and to the detriment of the Company; (ii) Employee refuses or fails to act in accordance with any lawful and proper direction or order of the Board; (iii) Employee willfully wantonly disregards performing the duties of employment; (iv) Employee is convicted of a felony crime involving moral turpitude; or (v) Employee intentionally breaches any material term of this Agreement ; provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Employee describing the nature of such event and the Employee shall thereafter have ten (10) days to cure such event.

               4.4 By The Parties Without Cause. At any time the parties hereto may terminate the Period of Employment without cause by mutual agreement of the parties, the terms and conditions of such termination to be set forth in a written agreement between the Company and Employee.

               4.5 Termination Obligations. Employee hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, proprietary information, copies of any of the foregoing, and equipment furnished to or prepared by Employee in the course of or incident to his employment, belongs to the Company and shall be delivered to the Company upon termination of the Period of Employment.

        5.     Intellectual Property, Confidentiality, Non-Competition.

               5.1 Intellectual Property. Employee agrees to disclose to the Company promptly, all inventions, discoveries and/or original works of authorship or compilations thereof (hereinafter referred to as "Technologies") including without limitation products, processes, designs, formulas, specifications, prototype, models, samples, economies, reports or manuscripts as well as all improvements made thereto, that are conceived, developed and/or reduced to practice by Employee during the term of this Agreement and within the scope of work and duties performed by Employee for the Company. The Employee also agrees to assign to the Company Employee's entire right, title, and interest in said Technologies and to any patent(s), copyright(s), trademark(s) or service mark(s) which may be issued thereon by any of the various states, including Louisiana, the United States of America, and/or any foreign country and/or any political subdivision thereof, under any applicable state, federal, or foreign laws or international conventions. Further, Employee agrees to make no other assignment, grant, mortgage, license or agreement affecting the rights and property to be assigned pursuant to this paragraph without first obtaining the express written consent of the Company. When requested to so do, during or subsequent to Employee's employment with the Company, at no out-of-pocket expense to Employee, Employee agrees to communicate and deliver all facts, information and data concerning said Technologies and improvements thereto, if any, to the Company or its designee; to execute all initial, divisional, continuing, substitute, renewal, or reissue applications for letters patent or copyrights, trademarks and/or service marks, foreign or domestic, as well as make or execute all rightful oaths, declarations, assignments, powers of attorney and/or other documents, and generally, do everything reasonably necessary for securing, maintaining and enforcing the Company's rights in and to said Technologies and improvements thereto and for vesting title therein in the Company or its designee. The undertakings set forth in this Paragraph 5.1 shall survive the termination of this Agreement.

               5.2 Confidentiality. Employee acknowledges that during his employment with the Company, Employee may receive, make use of, or add to the Company's Confidential Information defined for the purposes of this Agreement as consisting of, but not limited to (a) proprietary information relating to compositions, structure and formulations of membrane disruptive peptides (cytoporins) and applications thereof for pharmaceutical and non-drug use; (b) product designs, processes, formulas, specifications, prototypes, models, samples, economies, data, records, reports, manuscripts, and other materials of a proprietary nature; (c) records and policy matters relating to finance, accounting, sales, personnel, property, management, and operations; and (d) matters relating to the Company's operations such as its clients lists, its compilation of its clients' service requirements, its price and fee structures, its cost of services, and its cost of operations. Employee understands and agrees that said Confidential Information is disclosed to Employee in confidence and is to be used for the Company's benefit only. Employee agrees that he/she will keep all such information confidential at all times during and after his employment with the Company; will not disclose or communicate such Confidential Information to any third party without the express, written consent of the Company; and will not use such Confidential Information on his own behalf or on behalf of any third party. In view of the nature of the Confidential Information the Employee will receive during the course of his employment, Employee understands and agrees that any unauthorized disclosure to third parties of said Confidential Information or other violation or threatened violation of this Agreement would cause irreparable damage to the trade secret status of the Confidential Information and to the Company and that the Company shall be entitled to seek a judicial injunction prohibiting Employee from any such disclosure, attempted disclosures, violation or threatened violation. The undertakings set forth in this Paragraph 5.2 shall survive the termination of this Agreement.

               5.3 Non-competition Covenants. Employee covenants and agrees that, during the term of this Agreement and for a period of two years following termination of Employee's employment with the Company, he shall not (i) engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or an Affiliated Company; or (ii) hire, solicit, or attempt to hire on behalf of himself or any other party any employee or exclusive consultant of the Company.

        6. Assignment: Successors and Assigns. Employee shall not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall Employee's rights be subject to encumbrance or the claims of creditors. Any such purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, its acquisition by, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets or stock in an arm's length transaction (the foregoing are collectively referred to herein as an "Acquisition"), or the assignment by the Company of this Agreement and the performance of its obligations hereunder in connection with any such Acquisition or to any successor in interest or any Affiliated Company. Subject to the foregoing this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

        7. Notices. All notices and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered personally or by overnight courier upon receipt or three days after deposit in the Untied States mail, return receipt requested, and addressed to the Employee at:

               Keith P. Lanneau
               2151 East Lakeshore Drive
               Baton Rouge, Louisiana 70808

        or to the Company at:

               Helix BioMedix, Inc.
               2151 East Lakeshore Drive
               Baton Rouge, Louisiana 70808
               Attn: Chief Executive Officer

        Either party may change its address for purposes of this Section by giving notice as set forth above.

        8. Entire Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof, and may be amended only by a writing signed by the parties hereto. This Agreement, along with any amendments hereto, supersede any prior negotiations, offers, or agreements between the Company and the Employee with regard to the subject matter hereof.

        9. Amendments: Waivers. This Agreement may not be modified, amended, or changed except by an instrument in writing, signed by the Employee and by a duly authorized representative of the Company other than Employee. Either party may waive compliance by the other party with any provision of this Agreement; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

        10. Severability. If any provision of this Agreement, as applied to any person or circumstances, is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affect thereby. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

        11. Governing Law: Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana. The parties consent to the jurisdiction of all federal and state courts in Louisiana, and venue shall lie exclusively in East Baton Rouge Parish, Louisiana.

        12. Employee Acknowledgment. Employee acknowledges (i) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

        13. Remedies.

               13.1 For the Company. The parties agree that the services to be rendered by Employee hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Employee in the event of any breach or threatened breach of any such provisions by Employee, in addition to any other relief (including damages) available to the Company under this Agreement or under law.

        13.2 For the Employee. The parties agree that in the event of any breach or default by the Company of any of the covenants contained herein, and the Company fails to cure such default within ten (10) days following receipt by the Company of written notice thereof, then the Employee shall be entitled to seek any and all remedies available to him under Louisiana law.

        14. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

        15. Withholdings. All compensation and benefits to Employee hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

        16. No Restrictions on Employee. Employee represents and warrants that his employment with the Company does not and will not breach any agreement or duty which Employee has to any other person, including without limitation (i) rules or laws which restrict Employee's employment with third parties, and (ii) confidentiality or non-competition agreements with third parties.

        THE PARTIES HAVE DULY EXECUTED THIS EMPLOYMENT AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

WITNESSES:                             HELIX BIOMEDIX, INC. (of Colorado)

                                       By:
------------------------                  -------------------------------
                                       Title
------------------------                     ----------------------------
                                       HELIX BIOMEDIX, INC. (of Louisiana)

                                       By
------------------------                  -------------------------------
                                       Title:
------------------------                     ----------------------------
                                       EMPLOYEE
------------------------
                                       ---------------------------------
                                       Keith P. Lanneau

                              EMPLOYMENT AGREEMENT


        This Agreement, dated as of January 1, 2000 is entered into by and between HELIX BIOMEDIX, INC., a Colorado corporation (the "Company"), and R. Stephen Beatty, a resident of Louisiana ("Employee").

        In consideration of the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

        1. Period of Employment. The Company hereby employs Employee to render services to the Company in the position and with the duties and responsibilities described in Section 2 commencing on January 1, 2000 (the "Commencement Date"), and extending for a term of one year thereafter, provided that such term shall automatically renew for one additional one year period at the end of such initial term and each subsequent renewal, unless 90 days prior to the date of such renewal either party shall give written notice to the other party of cancellation, and in such event Employee's employment hereunder shall terminate.

                The period of time covered by the Employee's employment hereunder shall hereafter be referred to as the "Period of Employment." The Company's employment policies as they may be established or amended from time to time in writing during the Period of Employment ("Company Policies") shall apply to and govern the employment relationship between Employee and the Company, provided that in the event of any conflict between Company Policies and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall apply.

        2.     Position, Duties, Responsibilities.

               2.1 Position. Employee hereby accepts full time employment with the Company pursuant to the terms and conditions hereof. Employee agrees to serve the Company in the position of Chief Executive Officer of the Company. Employee shall report to the Board of Directors of the Company. Employee shall have the powers and duties commensurate with such position and as may be set forth in the Bylaws of the Company. Employee shall devote his best efforts and attention to the performance of the services customarily incident to such office and to such other services as the Board may, from time to time, reasonably request.

               2.2 Other Activities. Except upon the prior written consent of the Board, Employee shall not during the Period of Employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (as "Affiliated Company"). In addition, the Company acknowledges and agrees that Employee may work up to ten (10) hours per week for Beatty Finance, Inc., provided that such services do not impair Employee's ability to perform his services hereunder and do not otherwise prejudice the Company.

        3.     Compensation, Benefits, Expenses.

               3.1    Compensation.

                      (a) Cash Payment. In consideration of the services to be rendered hereunder, including without limitation services to any Affiliated Company, Employee shall be paid an annual salary of $78,000 (the "Cash Payment") plus stock options as described in Section 3.1(b) hereunder for the initial one year term of the Period of Employment. Employee's Cash Payment shall be payable in equal semi-monthly installments at the time and pursuant to the procedures regularly established, and as they may be amended, by the Company during the term of this Agreement. Unless otherwise agreed in writing by the Company and Employee, Employee's salary for any renewal term(s) of this Agreement shall be the same as the initial one year term.

                      (b) Stock Options. Subject to the terms and conditions set forth herein, Employee shall have the option ("Option") to purchase 80,000 shares of the Company's common stock at an option price of $0.70 per share, during that period commencing on the date that the applicable Option(s) vest and ending on December 31, 2004, when all any and all unexercised Options granted herein shall expire and terminate. These Options shall vest quarterly in four equal blocks, as follows: Employee shall become vested in Options for 20,000 shares on each of March 31, 2000, June 30, 1999, September 30, 1999 and December 31, 2000, provided that (except as otherwise provided in Section 4.4 hereof) Employee remains employed by the Company as of each such vesting date. Except as otherwise provided in Section 4.4 hereof, upon termination of this Agreement, Employee shall be entitled only to those Options which have vested as of the date of termination. The number of shares of Company common stock covered by the above described Options, and the option price applicable thereto, shall be appropriately and equitably adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization, such that the net economic position of Employee shall not change as a result thereof. All common stock of the Company issued to Employee pursuant to such Options shall not be registered pursuant to the Securities Act of 1933 or the laws of any state and will therefore be

"restricted stock" for purposes of Rule 144. Such stock is sometimes referred to herein collectively as "Option Shares."

        Employee represents and warrants that (i) he has knowledge and experience in business finance, securities and investments, such experience being based on actual participation therein, (ii) he is capable of evaluating the merits and risks of an investment in the Option Shares and the suitability thereof as an investment therefor, (iii) he is an experienced and sophisticated investor in investments, including investments similar to that in the Company's stock, (iv) any Option Shares received hereunder will be acquired solely for investment and not with the view toward resale or redistribution in violation of applicable securities laws, and no assurances have been made concerning the future results of the Company or as to the value of the Company's stock, and (v) he is an "accredited investor within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933.

        Employee has consulted with his own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which he is required to hold the Company's stock, (ii) of the limitations on the transfer or disposition of the Company' stock, and (iii) that the Company' stock must be held indefinitely unless the transfer thereof is registered under applicable securities laws or an exemption from registration is available.

        Employee has been furnished with a copy of the Annual Report on Form 10-KSB of the Company filed with the Commission under the Securities Exchange Act of 1934 as amended for the fiscal year ending December 31, 1998 and the Forms 10-QSB which have filed with the Commission since that date. The Company has made available to Employee the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire for the purpose of verifying the accuracy of the information furbished to Employee as set forth herein or for the purpose of considering the transactions contemplated hereby. The Company has offered, and agrees during the term of this Agreement, to make available to Employee upon request at any time all exhibits filed by the Company with the Commission as part of any of the reports filed therewith.


               3.2 Benefits. Employee shall be entitled to participate in such general benefit programs as the Company may from time to time institute for the enjoyment and benefit of its employees, including, but not limited to, retirement programs and insurance plans for officers, directors, and other key employees of the Company.

               3.3 Expenses. The Company shall reimburse Employee for reasonable travel and other business expenses incurred by Employee in the performance of his duties hereunder in accordance with the Company Policies.

        4.     Termination of Employment.

               4.1 By Death. The Period of Employment shall terminate automatically upon the death of the Employee. In such event, the Company shall pay to Employee's beneficiaries or his estate, as the case may be, any accrued but not yet paid Cash Payments and any vested Stock Options, any benefits under any plans of the Company in which Employee is a participant to the full extent of Employee's rights under such plans, and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all through the date of termination (collectively "Accrued Compensation"), but no other compensation or reimbursement of any kind, including, without limitation, severance compensation, and thereafter, the Company's obligations hereunder shall terminate.

               4.2 By Disability. If the Employee is prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than 45 days in the aggregate in any 365-day period, then, to the extent permitted by law, the Company may terminate the Period of Employment on the 45th day of such incapacity. In such event, the Company shall pay to Employee all Accrued Compensation through the effective date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Nothing in this Section shall affect Employee's rights under any disability plan in which he is a participant.

               4.3 By Company for Cause. The Company may terminate Employee's employment for Cause (as defined below) without liability at any time with or without advance notice to the Employee. The Company shall pay Employee all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (i) any action or failure to act by Employee which was performed in bad faith and to the detriment of the Company; (ii) Employee refuses or fails to act in accordance with any lawful direction or order of the Board; (iii) Employee wantonly disregards performing the duties of employment; (iv) Employee is convicted of a crime involving Employer or any felony; or (v) Employee breaches any material term of this Agreement ; provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Employee describing the nature of such event and the Employee shall thereafter have ten (10) days to cure such event.

               4.4 By the Company Without Cause. The Company may terminate this Agreement at any time for any reason other than death, disability or "cause" (as defined above), upon written notice thereof to Employee; provided, that if the Company so terminates Employee during the initial one year term of this Agreement, Employee shall be entitled to one-half (50%) of the compensation (salary and vesting in stock options) otherwise due Employee hereunder during the remaining portion of the initial one year term.

               4.5 By The Parties Without Cause. At any time the parties hereto may terminate this Agreement by mutual agreement of the parties, the terms and conditions of such termination to be set forth in a written agreement between the Company and Employee.

               4.6 Termination Obligations. Employee hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, proprietary information, copies of any of the foregoing, and equipment furbished to or prepared by Employee in the course of or incident to his employment, belongs to the Company and shall be delivered to the Company upon termination of the Period of Employment.

        5.     Intellectual Property, Confidentiality, Non-Competition.

               5.1 Intellectual Property. Employee agrees to disclose to the Company promptly, all inventions, discoveries and/or original works of authorship or compilations thereof (hereinafter referred to as "Technologies") including without limitation products, processes, designs, formulas, specifications, prototype, models, samples, economies, reports or manuscripts as well as all improvements made thereto, that are conceived, developed and/or reduced to practice by Employee during the term of this Agreement and within the scope of work and duties performed by Employee for the Company. The Employee also agrees to assign to the Company Employee's entire right, title, and interest in said Technologies and to any patent(s), copyright(s), trademark(s) or service mark(s) which may be issued thereon by any of the various states, including Louisiana, the United States of America, and/or any foreign country and/or any political subdivision thereof, under any applicable state, federal, or foreign laws or international conventions. Further, Employee agrees to make no other assignment, grant, mortgage, license or agreement affecting the rights and property to be assigned pursuant to this paragraph without first obtaining the express written consent of the Company. When requested to so do, during or subsequent to Employee's employment with the Company, at no out-of-pocket expense to Employee, Employee agrees to communicate and deliver all facts, information and data concerning said Technologies and improvements thereto, if any, to the Company or its designee; to execute all initial, divisional, continuing, substitute, renewal, or reissue applications for letters patent or copyrights, trademarks and/or service marks, foreign or domestic, as well as make or execute all rightful oaths, declarations, assignments, powers of attorney and/or other documents, and generally, do everything reasonably necessary for securing, maintaining and enforcing the Company's rights in and to said Technologies and improvements thereto and for vesting title therein in the Company or its designee. The undertakings set forth in this Paragraph 5.1 shall survive the termination of this Agreement.

               5.2 Confidentiality. Employee acknowledges that during his employment with the Company, Employee may receive, make use of, or add to the Company's Confidential Information defined for the purposes of this Agreement as consisting of, but not limited to (a) proprietary information relating to compositions, structure and formulations of membrane disruptive peptides (cytoporins) and applications thereof for pharmaceutical and non-drug use; (b) product designs, processes, formulas, specifications, prototypes, models, samples, economies, data, records, reports, manuscripts, and other materials of a proprietary nature; (c) records and policy matters relating to finance, accounting, sales, personnel, property, management, and operations; and (d) matters relating to the Company's operations such as its clients lists, its compilation of its clients' service requirements, its price and fee structures, its cost of services, and its cost of operations. Employee understands and agrees that said Confidential Information is disclosed to Employee in confidence and is to be used for the Company's benefit only. Employee agrees that he/he will keep all such information confidential at all times during and after his employment with the Company; will not disclose or communicate such Confidential Information to any third party without the express, written consent of the Company; and will not use such Confidential Information on his own behalf or on behalf of any third party. In view of the nature of the Confidential Information the Employee will receive during the course of his employment, Employee understands and agrees that any unauthorized disclosure to third parties of said Confidential Information or other violation or threatened violation of this Agreement would cause irreparable damage to the trade secret status of the Confidential Information and to the Company and that the Company shall be entitled to seek a judicial injunction prohibiting Employee from any such disclosure, attempted disclosures, violation or threatened violation. The undertakings set forth in this Paragraph 5.2 shall survive the termination of this Agreement.

               5.3 Non-competition Covenants. Employee covenants and agrees that, during the term of this Agreement and for a period of two years following termination of Employee's employment with the Company, he shall not (i) engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or an Affiliated Company within the Parishes of East Baton Rouge, Jefferson and Orleans, Louisiana; or (ii) hire, solicit, or attempt to hire on behalf of himself or any other party any employee or exclusive consultant of the Company. For purposes of this Agreement, the Company's business is defined as (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, (ii) seeking patent protection to protect its proprietary technology, and (iii) licensing its technology and in seeking strategic corporate alliances for further development and commercialization of same.

               In view of the national nature of the Company's business, Employee further agrees that during the term of this Agreement and for a period of two years following termination of Employee's employment with the Company, Employee shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places him in a competing position to that of the Company or any Affiliated Company, within any of the forty-nine states of the United States of America other than Louisiana. Anything contained herein to the contrary notwithstanding, this paragraph only of this Section 5.3 shall be governed by and enforceable in accordance with the laws of the state in which it is being enforced against Employee.

               If any court of proper jurisdiction finds that this covenant is overly broad or unenforceable for any reason whatsoever, then it is hereby agreed that this covenant will be reduced or amended to be enforceable to the extent allowable under applicable law. A violation of this covenant not to compete by Employee shall entitle the Company to recover all damages for the loss sustained and the profit of which the Company has been deprived. Additionally, the Company is entitled to injunctive relief in enforcing the terms of this covenant not to compete without the necessity of proving irreparable injury.

        6. Assignment: Successors and Assigns. Employee shall not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall Employee's rights be subject to encumbrance or the claims of creditors. Any such purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, its acquisition by, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets or stock in an arm's length transaction (the foregoing are collectively referred to herein as an "Acquisition"), or the assignment by the Company of this Agreement and the performance of its obligations hereunder in connection with any such Acquisition or to any successor in interest or any Affiliated Company. Subject to the foregoing this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

        7. Notices. All notices and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered personally or by overnight courier upon receipt or three days after deposit in the Untied States mail, return receipt requested, and addressed to the Employee at:

               R. Stephen Beatty

          ---------------------

          ---------------------

        or to the Company at:

               Helix BioMedix, Inc.
               210 Baronne Street, Suite 1004
               New Orleans, Louisiana 70112
               Attn: Chief Executive Officer

        Either party may change its address for purposes of this Section by giving notice as set forth above.

        8. Entire Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof, and may be amended only by a writing signed by the parties hereto. This Agreement, along with any amendments hereto, supersede any prior negotiations, offers, or agreements between the Company and the Employee with regard to the subject matter hereof.

        9. Amendments: Waivers. This Agreement may not be modified, amended, or changed except by an instrument in writing, signed by the Employee and by a duly authorized representative of the Company other than Employee. Either party may waive compliance by the other party with any provision of this Agreement; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

        10. Severability. If any provision of this Agreement, as applied to any person or circumstances, is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affect thereby. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

        11. Governing Law: Jurisdiction and Venue. Except as otherwise expressly provided in Section 5.3, this Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana. The parties consent to the jurisdiction of all federal and state courts in Louisiana, and venue shall lie exclusively in East Baton Rouge Parish, Louisiana.

        12. Employee Acknowledgment. Employee acknowledges (i) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and has been advised to do so by the Company, and (ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

        13.    Remedies.

               13.1 For the Company. The parties agree that the services to be rendered by Employee hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Employee in the event of any breach or threatened breach of any such provisions by Employee, in addition to any other relief (including damages) available to the Company under this Agreement or under law.

               13.2 For the Employee. The parties agree that in the event of any breach or default by the Company of any of the covenants contained herein, and the Company fails to cure such default within ten (10) days following receipt by the Company of written notice thereof, then the Employee shall be entitled to seek any and all remedies available to him under Louisiana law.

        14. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

        15. Withholdings. All compensation and benefits to Employee hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

        16. No Restrictions on Employee. Employee represents and warrants that his employment with the Company does not and will not breach any agreement or duty which Employee has to any other person, including without limitation (i) rules or laws which restrict Employee's employment with third parties, and (ii) confidentiality or non-competition agreements with third parties.

        THE PARTIES HAVE DULY EXECUTED THIS EMPLOYMENT AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

WITNESSES:                             HELIX BIOMEDIX, INC. (of Colorado)

                                       By:
------------------------                  -------------------------------
                                       Title
------------------------                     ----------------------------

                                       EMPLOYEE
------------------------
                                       ---------------------------------
                                       R. Stephen Beatty

                              EMPLOYMENT AGREEMENT


        This Agreement, dated as of January 1, 2000 is entered into by and between HELIX BIOMEDIX, INC., a Colorado corporation (the "Company"), and Elizabeth Scheer, a resident of Louisiana ("Employee").

        In consideration of the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

        1. Period of Employment. The Company hereby employs Employee to render services to the Company in the position and with the duties and responsibilities described in Section 2 commencing on January 1, 2000 (the "Commencement Date"), and extending for a term of one year thereafter, provided that such term shall automatically renew for one additional one year period at the end of such initial term and each subsequent renewal, unless 90 days prior to the date of such renewal either party shall give written notice to the other party of cancellation, and in such event Employee's employment hereunder shall terminate.

        The period of time covered by the Employee's employment hereunder shall hereafter be referred to as the "Period of Employment." The Company's employment policies as they may be established or amended from time to time in writing during the Period of Employment ("Company Policies") shall apply to and govern the employment relationship between Employee and the Company, provided that in the event of any conflict between Company Policies and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall apply.

        2.     Position, Duties, Responsibilities.

               2.1 Position. Employee hereby accepts employment with the Company pursuant to the terms and conditions hereof. Employee agrees to serve the Company in the position of Vice President - Investor Relations and Corporate Communications. Employee shall report to the Chief Executive Officer ("CEO") of the Company. Employee shall have the powers and duties commensurate with such position and as may be set forth in the Bylaws of the Company. Employee shall devote her best efforts and attention to the performance of the services customarily incident to such offices and to such other services as the CEO may, from time to time, reasonably request.

        Without limiting the generality of the foregoing, Employee understands that she will be responsible for: (i) developing and maintaining a company website, (ii) initiating efforts to expand and develop the corporate profile of the Company, and (iii) interfacing with shareholders, potential investors and others in the financial community. Notwithstanding the foregoing, Employee shall not enter into any contracts or agreements on behalf of the Company, without the prior written consent of the Board.

               2.2 Other Activities. Except upon the prior written consent of the Board, Employee shall not during the Period of Employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place her in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (as "Affiliated Company").

        3.     Compensation, Benefits, Expenses.

               3.1    Compensation.

                      (a) Cash Payment. In consideration of the services to be rendered hereunder, including without limitation services to any Affiliated Company, Employee shall be paid an annual salary of $67,000 (the "Cash Payment") plus stock in the amounts and pursuant to the method of distribution as described in Section 3.1(b) hereunder for the initial one year term of the Period of Employment. Employee's Cash Payment shall be payable in equal semi-monthly installments at the time and pursuant to the procedures regularly established, and as they may be amended, by the Company during the term of this Agreement. Unless otherwise agreed in writing by the Company and Employee, Employee's salary for any renewal term(s) of this Agreement shall be the same as the initial one year term.

                      (b) Stock Issuances. In consideration of past services rendered to the Company by Employee, the Company hereby agrees to issue to Employee within thirty days following the Commencement Date, 29,315 shares of common stock of the Company. In addition, Employee shall also be issued 29,780 shares of common stock of the Company ("Stock Payment") in exchange for services rendered during the initial one year term of the Period of Employment. Subject to Employee being employed by the Company, the Stock Payment shall be issued in arrears in four quarterly issuances of 7,445 shares each, with the first such issuance to be made on or after March 31, 1999 and a like issuance to be made on or after the end of each of the three succeeding quarters. Each quarterly Stock Payment shall be deemed earned by Employee on the last day of each calendar quarter to which such Stock Payment relates; thus, upon termination of Employee's employment with the Company for any reason, Employee shall be entitled to those quarterly Stock Payments earned through the date of termination but no further Stock Payments (pro-rated or otherwise) shall be due Employee. All common stock of the Company issued to Employee hereunder shall not be registered pursuant to the Securities Act of 1933 or the laws of any state and will therefore be "restricted stock" for purposes of Rule 144.

        Employee represents and warrants that (i) she has knowledge and experience in business finance, securities and investments, such experience being based on actual participation therein, (ii) she is capable of evaluating the merits and risks of an investment in the Company's stock by virtue of the Stock Payments and the suitability thereof as an investment therefor, (iii) she is an experienced and sophisticated investor in investments, including investments similar to that in the Company's stock, (iv) the Stock Payments received hereunder will be acquired solely for investment and not with the view toward resale or redistribution in violation of applicable securities laws, and no assurances have been made concerning the future results of the Company or as to the value of the Company's stock, and (v) she is an "accredited investor within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933.

        Employee has consulted with her own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which she is required to hold the Company's stock, (ii) of the limitations on the transfer or disposition of the Company' stock, and (iii) that the Company' stock must be held indefinitely unless the transfer thereof is registered under applicable securities laws or an exemption from registration is available.

        Employee has been furnished with a copy of the Annual Report on Form 10-KSB of the Company filed with the Commission under the Securities Exchange Act of 1934 as amended for the fiscal year ending December 31, 1998 as well as the Forms 10-QSB filed with the Commission since that date. The Company has made available to Employee the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire the purpose of verifying the accuracy of the information furnished to Employee as set forth herein or for the purpose of considering the transactions contemplated hereby. The Company has offered, and agrees during the term of this Agreement, to make available to Employee upon request at any time all exhibits filed by the Company with the Commission as part of any of the reports filed therewith.

               3.2 Benefits. Employee shall be entitled to participate in such general benefit programs as the Company may from time to time institute for the enjoyment and benefit of its employees, including, but not limited to, retirement programs, insurance plans, and stock option plans for officers, directors, and other key employees of the Company.

               3.3 Expenses. The Company shall reimburse Employee for reasonable travel and other business expenses incurred by Employee in the performance of her duties hereunder in accordance with the Company Policies.

               3.4 Furniture & Equipment. In the event Employee's employment is terminated by Employer during the Period of Employment for a reason other than
(i) "Cause" (as defined in Section 4.3 below), or (ii) her death or disability, Employee shall be entitled to retain, free of charge, the computer and other furniture and equipment furnished to her by Employer for her home office.

        4.     Termination of Employment.

               4.1 By Death. The Period of Employment shall terminate automatically upon the death of the Employee. In such event, the Company shall pay to Employee's beneficiaries or her estate, as the case may be, any accrued but not yet paid Cash Payments and any earned but yet unissued Stock Payments, any benefits under any plans of the Company in which Employee is a participant to the full extent of Employee's rights under such plans, and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination (collectively "Accrued Compensation"), but no other compensation or reimbursement of any kind, including, without limitation, severance compensation, and thereafter, the Company's obligations hereunder shall terminate.

               4.2 By Disability. If the Employee is prevented from properly performing her duties hereunder by reason of any physical or mental incapacity for a period of more than 45 days in the aggregate in any 365-day period, then, to the extent permitted by law, the Company may terminate the Period of Employment on the 45th day of such incapacity. In such event, the Company shall pay to Employee all Accrued Compensation through the effective date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Nothing in this Section shall affect Employee's rights under any disability plan in which she is a participant.

               4.3 By Company for Cause. The Company may terminate Employee's employment for Cause (as defined below) without liability at any time with or without advance notice to the Employee. The Company shall pay Employee all Accrued Compensation, but no other compensation or reimbursement of any kind, including without limitation, severance compensation, and thereafter the Company's obligations hereunder shall terminate. Termination shall be for "Cause" in the event of the occurrence of any of the following: (i) any action or failure to act by Employee which was performed in bad faith and to the detriment of the Company; (ii) Employee refuses or fails to act in accordance with any lawful and proper direction or order of the Board; (iii) Employee willfully wantonly disregards performing the duties of employment; (iv) Employee is convicted of a crime involving Employer or any felony; or (v) Employee breaches any material term of this Agreement ; provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Employee describing the nature of such event and the Employee shall thereafter have ten (10) days to cure such event.

               4.4 By The Parties Without Cause. At any time the parties hereto may terminate this Agreement by mutual agreement of the parties, the terms and conditions of such termination to be set forth in a written agreement between the Company and Employee.

               4.5 Termination Obligations. Employee hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, proprietary information, copies of any of the foregoing, and equipment furnished to or prepared by Employee in the course of or incident to her employment, belongs to the Company and shall be delivered to the Company upon termination of the Period of Employment (except to the extent otherwise provided in Section 3.4 above).

        5.     Intellectual Property, Confidentiality, Non-Competition.

               5.1 Intellectual Property. Employee agrees to disclose to the Company promptly, all inventions, discoveries and/or original works of authorship or compilations thereof (hereinafter referred to as "Technologies") including without limitation products, processes, designs, formulas, specifications, prototype, models, samples, economies, reports or manuscripts as well as all improvements made thereto, that are conceived, developed and/or reduced to practice by Employee during the term of this Agreement and within the scope of work and duties performed by Employee for the Company. The Employee also agrees to assign to the Company Employee's entire right, title, and interest in said Technologies and to any patent(s), copyright(s), trademark(s) or service mark(s) which may be issued thereon by any of the various states, including Louisiana, the United States of America, and/or any foreign country and/or any political subdivision thereof, under any applicable state, federal, or foreign laws or international conventions. Further, Employee agrees to make no other assignment, grant, mortgage, license or agreement affecting the rights and property to be assigned pursuant to this paragraph without first obtaining the express written consent of the Company. When requested to so do, during or subsequent to Employee's employment with the Company, at no out-of-pocket expense to Employee, Employee agrees to communicate and deliver all facts, information and data concerning said Technologies and improvements thereto, if any, to the Company or its designee; to execute all initial, divisional, continuing, substitute, renewal, or reissue applications for letters patent or copyrights, trademarks and/or service marks, foreign or domestic, as well as make or execute all rightful oaths, declarations, assignments, powers of attorney and/or other documents, and generally, do everything reasonably necessary for securing, maintaining and enforcing the Company's rights in and to said Technologies and improvements thereto and for vesting title therein in the Company or its designee. The undertakings set forth in this Paragraph 5.1 shall survive the termination of this Agreement.

               5.2 Confidentiality. Employee acknowledges that during her employment with the Company, Employee may receive, make use of, or add to the Company's Confidential Information defined for the purposes of this Agreement as consisting of, but not limited to (a) proprietary information relating to compositions, structure and formulations of membrane disruptive peptides (cytoporins) and applications thereof for pharmaceutical and non-drug use; (b) product designs, processes, formulas, specifications, prototypes, models, samples, economies, data, records, reports, manuscripts, and other materials of a proprietary nature; (c) records and policy matters relating to finance, accounting, sales, personnel, property, management, and operations; and (d) matters relating to the Company's operations such as its clients lists, its compilation of its clients' service requirements, its price and fee structures, its cost of services, and its cost of operations. Employee understands and agrees that said Confidential Information is disclosed to Employee in confidence and is to be used for the Company's benefit only. Employee agrees that he/she will keep all such information confidential at all times during and after her employment with the Company; will not disclose or communicate such Confidential Information to any third party without the express, written consent of the Company; and will not use such Confidential Information on her own behalf or on behalf of any third party. In view of the nature of the Confidential Information the Employee will receive during the course of her employment, Employee understands and agrees that any unauthorized disclosure to third parties of said Confidential Information or other violation or threatened violation of this Agreement would cause irreparable damage to the trade secret status of the Confidential Information and to the Company and that the Company shall be entitled to seek a judicial injunction prohibiting Employee from any such disclosure, attempted disclosures, violation or threatened violation. The undertakings set forth in this Paragraph 5.2 shall survive the termination of this Agreement.

               5.3 Non-competition Covenants. Employee covenants and agrees that, during the term of this Agreement and for a period of two years following termination of Employee's employment with the Company, she shall not (i) engage, directly or indirectly, in any other business activity that is competitive with, or that places her in a competing position to that of the Company or an Affiliated Company within the Parishes of East Baton Rouge, Jefferson and Orleans, Louisiana; or (ii) hire, solicit, or attempt to hire on behalf of himself or any other party any employee or exclusive consultant of the Company. For purposes of this Agreement, the Company's business is defined as (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, (ii) seeking patent protection to protect its proprietary technology, and (iii) licensing its technology and in seeking strategic corporate alliances for further development and commercialization of same.

               In view of the national nature of the Company's business, Employee further agrees that during the term of this Agreement and for a period of two years following termination of Employee's employment with the Company, Employee shall not engage, directly or indirectly, in any other business activity that is competitive with, or that places her in a competing position to that of the Company or any Affiliated Company, within any of the forty-nine states of the United States of America other than Louisiana. Anything contained herein to the contrary notwithstanding, this paragraph only of this Section 5.3 shall be governed by and enforceable in accordance with the laws of the state in which it is being enforced against Employee.

               If any court of proper jurisdiction finds that this covenant is overly broad or unenforceable for any reason whatsoever, then it is hereby agreed that this covenant will be reduced or amended to be enforceable to the extent allowable under applicable law. A violation of this covenant not to compete by Employee shall entitle the Company to recover all damages for the loss sustained and the profit of which the Company has been deprived. Additionally, the Company is entitled to injunctive relief in enforcing the terms of this covenant not to compete without the necessity of proving irreparable injury.

        6. Assignment: Successors and Assigns. Employee shall not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall Employee's rights be subject to encumbrance or the claims of creditors. Any such purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, its acquisition by, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets or stock in an arm's length transaction (the foregoing are collectively referred to herein as an "Acquisition"), or the assignment by the Company of this Agreement and the performance of its obligations hereunder in connection with any such Acquisition or to any successor in interest or any Affiliated Company. Subject to the foregoing this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

        7. Notices. All notices and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered personally or by overnight courier upon receipt or three days after deposit in the Untied States mail, return receipt requested, and addressed to the Employee at:

               Elizabeth Scheer

               ----------------------

               ----------------------

        or to the Company at:

               Helix BioMedix, Inc.
               210 Baronne Street, Suite 1004
               New Orleans, Louisiana 70112
               Attn: Chief Executive Officer

        Either party may change its address for purposes of this Section by giving notice as set forth above.

        8. Entire Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof, and may be amended only by a writing signed by the parties hereto. This Agreement, along with any amendments hereto, supersede any prior negotiations, offers, or agreements between the Company and the Employee with regard to the subject matter hereof.

        9. Amendments: Waivers. This Agreement may not be modified, amended, or changed except by an instrument in writing, signed by the Employee and by a duly authorized representative of the Company other than Employee. Either party may waive compliance by the other party with any provision of this Agreement; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

        10. Severability. If any provision of this Agreement, as applied to any person or circumstances, is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

        11. Governing Law: Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana. The parties consent to the jurisdiction of all federal and state courts in Louisiana, and venue shall lie exclusively in East Baton Rouge Parish, Louisiana.

        12. Employee Acknowledgment. Employee acknowledges (i) that she has consulted with or has had the opportunity to consult with independent counsel of her own choice concerning this Agreement, and has been advised to do so by the Company, and (ii) that she has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on her own judgment.

        13.    Remedies.

               13.1 For the Company. The parties agree that the services to be rendered by Employee hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Employee in the event of any breach or threatened breach of any such provisions by Employee, in addition to any other relief (including damages) available to the Company under this Agreement or under law.

               13.2 For the Employee. The parties agree that in the event of any breach or default by the Company of any of the covenants contained herein, and the Company fails to cure such default within ten (10) days following receipt by the Company of written notice thereof, then the Employee shall be entitled to seek any and all remedies available to her under Louisiana law.

        14. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

        15. Withholdings. All compensation and benefits to Employee hereunder shall be subject to all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

        16. No Restrictions on Employee. Employee represents and warrants that her employment with the Company does not and will not breach any agreement or duty which Employee has to any other person, including without limitation (i) rules or laws which restrict Employee's employment with third parties, and (ii) confidentiality or non-competition agreements with third parties.

        THE PARTIES HAVE DULY EXECUTED THIS EMPLOYMENT AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.



WITNESSES:                             HELIX BIOMEDIX, INC. (of Colorado)

                                       By:
------------------------                  -------------------------------
                                          R. Stephen Beatty, Chief Executive
------------------------                  Officer


                                       EMPLOYEE
------------------------

------------------------               ---------------------------------
                                       Elizabeth Scheer

                  ADMINISTRATIVE SERVICES, FINANCIAL MANAGEMENT
                          AND OFFICE SHARING AGREEMENT

        THIS ADMINISTRATIVE SERVICES, FINANCIAL MANAGEMENT AND OFFICE SHARING AGREEMENT (the "Agreement") is made and entered into between BEATTY FINANCE, INC. ("BFI"), a Louisiana corporation with its principal offices located at 210 Baronne Street, Suite 1004, New Orleans, Louisiana 70112, appearing herein through its undersigned duly authorized officer; and HELIX BIOMEDIX, INC. ("Helix"), a Colorado corporation with its principal offices located at 210 Baronne Street, Suite 1004, New Orleans, Louisiana 70112, appearing herein through its undersigned duly authorized officer.

        In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

               I. ADMINISTRATIVE SERVICES AND FINANCIAL MANAGEMENT

        During the term of this Agreement, BFI agrees to perform general administrative and clerical services for Helix, including (i) maintaining the primary telephone and facsimile lines for Helix and answering the telephone during regular business hours, (ii) greeting guests and business associates of Helix, (iii) performing the general bookkeeping functions for Helix, (iv) performing all payroll services for Helix, (v) opening and routing incoming mail and faxes, and (vi) similar administrative and clerical functions designated by the Board of Directors of Helix. BFI also agrees to provide general financial management and consulting services to Helix from time to time on an as-needed basis. Such financial management and consulting services shall be provided by BFI's senior consultant, R. Stephen Beatty. BFI agrees to perform all of such services in a good, professional and timely manner.

                               II. OFFICE SHARING

        During the term of this Agreement, BFI agrees to make available to Helix for use by Helix (i) the full time use of one office located within BFI's premises at 210 Baronne Street, Suite 1004, New Orleans, Louisiana 70112, and
(ii) the periodic use of a conference room located within BFI's office suite, as requested by Helix from time to time. BFI represents and warrants to Helix that the arrangement contemplated herein does not violate BFI's lease agreement with the landlord, or to the extent it would otherwise violate the terms of such lease, BFI has obtained the written consent of the landlord. Helix agrees to provide BFI with reasonable advanced notice of its need for a conference room.

                                    III. TERM

        This Agreement shall be effective as of January 1, 2000, and shall expire on December 31, 2000; thereafter, this Agreement shall automatically renew on a month to month basis unless either party elects to terminate this Agreement by thirty (30) days' prior written notice to the other party. Notwithstanding the foregoing, Helix may terminate this Agreement at any time upon written notice to BFI; provided, that if Helix terminates this Agreement during the initial one year term for a reason other than either of (a) BFI's default under this Agreement, or (b) the termination of R. Stephen Beatty's employment agreement dated of even date herewith for "cause" (as defined in such employment agreement), then BFI shall be entitled to one-half (50%) of the compensation which would otherwise have been due BFI hereunder for the then remaining portion of the initial one year term. The Board of Directors of Helix (or any officer other than Beatty designated by the Board) shall have the power and authority to act on behalf of Helix with respect to this Agreement.

                                IV. COMPENSATION

        As compensation for all past services rendered by and all future services which may be rendered by BFI under this Agreement, Helix shall pay to BFI (i) $2,000 upon the full execution of this Agreement, and (ii) $7,500 per month during the term hereof, with such monthly payments being due and payable in advance on or before the 5th day of each month. BFI shall not be entitled to any other compensation or cost reimbursement, including the cost of or depreciation on furniture, fixtures and equipment or utilities charges; provided, however, that Helix shall pay all charges for the telephone line(s) devoted exclusively to Helix's use.

                                V. ASSIGNABILITY

        Neither party hereto shall be entitled to assign this Agreement.

                                  VI. INDEMNITY

        BFI agrees to protect, defend and indemnify and hold Helix harmless for any loss, cost, damage, expense, liability, including reasonable attorney's fees, for any claims or charges, against Helix that are caused by or result from a material breach of this Agreement by BFI or the gross negligence or intentional misconduct of BFI.

                                  VII. NOTICES

  All notices, demands and requests shall be in writing and shall be given by hand, or by certified mail, return receipt requested, postage prepaid, deposited in the U.S. mails, or by telecopy addressed as follows:

               If to BFI:

                      Beatty Finance, Inc.
                      210 Baronne Street, Suite 1004
                      New Orleans, Louisiana 70112


               If to Helix:

                      Helix Biomedix, Inc.
                      210 Baronne Street, Suite 1004
                      New Orleans, Louisiana 70112

               With a copy to:

                      Dean P. Cazenave
                      KEAN, MILLER, HAWTHORNE, D'ARMOND,
                      McCOWAN & JARMAN, L.L.P.
                      P. O. Box 3513 (70821)
                      Suite 2200, One American Place
                      Baton Rouge, LA  70825
                      Telephone:  (225)382-3483
                      Facsimile:  (504) 388-9133

        Notices shall be effective upon delivery if given by hand, or, if given by mail (as described above), shall be effective three (3) business days after deposit in the U.S. mails, properly addressed to the party to be notified, or, if given by facsimile, shall be effective on the business day following the day on which receipt was confirmed. Either party may change the address to which notices shall be given to it as required hereby by providing notice of such change in the manner provided therein.

                               VIII. GOVERNING LAW

               This Agreement shall be governed and construed in accordance with the Laws of the State of Louisiana.

                           IX. INDEPENDENT CONTRACTOR

        Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent, or of partnership, or of joint venture, or of any other association between the parties other than that of Independent Contractor.

                                X. MISCELLANEOUS

        10.1 Headings. Section headings are for convenience of reference only and shall not be used to construe the meaning of any provisions of this Agreement.

        10.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one Agreement.

        10.3 Authority. Each individual signing this Agreement warrants that such execution has been duly authorized by the party for which he or she is signing. The execution and performance of this Agreement by each party has been duly authorized by all applicable laws and regulations and all necessary corporate action, and this Agreement constitutes the valid and enforceable obligation of each party in accordance with its terms.

        10.4 Amendment. This Agreement may not be modified except in writing executed by the party to be charged.

        10.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements and representations with respect to the subject matter hereof, and the Agreement cannot be modified in any respect except by a writing executed by BFI and Helix.

        10.6 Attorney's Fees. In the event that either party hereto brings legal action against the other arising out of the Agreement, the prevailing party shall be entitled to recover from the other party all costs of suit and reasonable attorney's fees.

        IN WITNESS WHEREOF, the undersigned have executed this agreement as of November 1, 1999.



WITNESSES:                                  BFI:
                                            BEATTY FINANCE, INC.
                                            a Louisiana corporation

                                            By:
-------------------------------                ---------------------------------
                                               R. Stephen Beatty, President

-------------------------------

WITNESSES:                             HELIX:
                                       HELIX BIOMEDIX, INC.
                                       a Colorado corporation


                                       By:
--------------------------------          --------------------------------------
                                          Its:
--------------------------------              ----------------------------------

                              CONSULTING AGREEMENT

        This CONSULTING AGREEMENT (this "Agreement"), dated as of____________ _____, 2000, is entered into by and among HELIX BIOMEDIX, INC., a Colorado corporation ("Helix"), and THE PAISLEY GROUP, LLC, a Washington limited liability company ("Consultant").

                              PRELIMINARY RECITALS

        WHEREAS, Helix, headquartered in New Orleans Louisiana, is a publicly owned biotechnology company which is engaged in (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, and (ii) licensing its proprietary technology and in seeking strategic corporate alliances for further development and commercialization of its technology (collectively, the "Business"), and

        WHEREAS, Helix desires outside professional assistance in various areas of strategic and financial planning and believes that Consultant has experience and expertise that will be valuable to Helix, and

        WHEREAS, Helix desires to engage Consultant as a consultant outside and apart from his employment by Prudential Securities, Inc., and Consultant desires to perform consulting services for Helix outside and apart from his employment by Prudential Securities, Inc., under the terms and conditions set forth herein, and

        WHEREAS, Consultant has obtained the approval of Prudential Securities, Inc., to enter into this Agreement.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      Consulting.

               1.1 Consulting Services. Helix hereby engages Consultant, and Consultant hereby accepts such engagement and agrees to serve as consultant to Helix concerning the Business for a period of one year, beginning on the date hereof (the "Consulting Period"). In connection with the performance of its duties, Consultant shall cause Consultant's duties hereunder to be performed primarily by George Steiner (the "Consulting Principal").

               1.2 Duties. Consultant shall faithfully and to the best of its ability perform the duties assigned by the Board of Directors of Helix and shall serve under the direction of the President and Chief Executive Officer of Helix. These duties shall include, without limitation, the following duties:

               (a)    strategic planning,

               (b) assisting Helix in developing and monitoring business and science plans,

               (c)    assisting Helix in seeking additional financing,

               (d) assisting Helix with efforts to enhance shareholder value, and

               (e) reporting on a quarterly basis Consultant's progress in respect of duties assigned by Board, in a format reasonably requested by the Chief Executive Officer of Helix.

               1.3 Relationship of Parties. Consultant shall be deemed an independent contractor and not an employee of Helix. All letterhead, business cards and promotional materials used or distributed by Consultant shall present Consultant as a business consultant to, and not an employee or principal of, Helix. Consultant shall be responsible for all taxes associated with payment hereunder, including but not limited to income taxes and social security taxes.

               1.4 Expenses. All ordinary and reasonable out-of-pocket expenses incurred by Consultant solely as a result of the performance of Consultant's services as assigned pursuant to Section 1.2 above, including reasonable travel expenses, shall be reimbursed to Consultant by Helix, provided that Consultant shall have submitted an invoice together with other documentation of such expenses as Helix may reasonably require.

               1.5    Compensation.

               (a) As the sole consideration for the services to be rendered by Consultant hereunder, its agreement not to compete with Helix and its agreement to promote services for and through Helix during the Consulting Period, Helix hereby grants to Consultant the option ("Option") to purchase an aggregate of 80,000 shares of the Helix's common stock at an option price of $1.50 per share, during that period commencing on the date that the applicable Option(s) vests and ending on December 31, 2009, when any and all unexercised Options granted herein shall expire and terminate. These Options shall vest in twelve blocks, as follows: Consultant shall become vested in Options for 6,666 shares upon execution of this Agreement, and shall become vested in Options for 6,666 on the same day of each of the next successive ten months, and shall become vested in Options for 6,674 on the date eleven months from the date of this Agreement, provided that this Agreement remains in effect and Consultant is not in default under this Agreement as of each such vesting date. Upon termination of this Agreement, Consultant shall be entitled only to those Options which have vested as of the date of termination.

               (b) In addition to the Options described in subparagraph (a) above, Helix hereby grants to Consultant Options to purchase up to an aggregate of 50,000 shares of common stock of Helix, with such Options being subject to and conditional upon the occurrence of one or more "Trigger Events" (as defined below), at the price of $1.50 per share, and which Options shall expire on December 31, 2009. A "Trigger Event" is the first time during the term of this Agreement that an aggregate volume of 240,000 or more shares of common stock of Helix are traded on the OTCBB over a period of five consecutive business days at a price equal to or greater than the applicable "Triggering Event Stock Price", in accordance with the following:

        Triggering Event Stock Price                          Options
            (Dollars per share)                 (Number of Shares of Helix Stock)
        -----------------------------           ---------------------------------
                  3 5/8                                       10,000
                  4 1/4                                       10,000
                  4 7/8                                       10,000
                  5 3/8                                       10,000
                  5 7/8                                       10,000


        The "Triggering Event Stock Price" of Helix Stock shall be determined by reference to the prices for shares of such stock as reported on any stock exchange, the Nasdaq, or on the OTC bulletin board quotation system.

               (c) In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares of common stock which may be purchased by Consultant pursuant to the Options will be equitably adjusted for such event.

               (d) At the election of the Company in its discretion, the Options described in this Section 1.5 may be re-characterized as warrants which may or may not be evidenced by separate warrant certificates.

               1.6    Restricted Stock

               (a) Consultant recognizes and understands that neither the Options nor the shares of Common Stock of Helix to be purchased by Consultant pursuant to the Options (collectively, the "Securities") will upon initial issuance be registered under the Securities Act of 1933 ("Securities Act"), or under the securities laws of any state (the "securities laws"). The securities are not being so registered in reliance upon exemptions from the Securities Act and the securities laws which are predicated, in part, on the representations, warranties and agreements of the Consultant contained herein.

               (b) Consultant represents and warrants that (i) the Consulting Principal has knowledge and experience in business, finance, securities and investments, such experience being based on actual participation therein, (ii) the Consulting Principal is capable of evaluating the merits and risks of an investment in the Securities and the suitability thereof as an investment therefor, (iii) the Consulting Principal is an experienced and sophisticated investor in investments, including investments similar to that of the Securities, (iv) Securities to be acquired by it will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, and no assurances have been made concerning the future results of Helix or as to the value of the Securities, (v) it (and the Consulting Principal) is an "accredited investor" within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and (vi) the Consulting Principal is the sole member/owner of Consultant.

               (c) Consultant has consulted with its own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which it is required to hold the Securities, (ii) of the limitations on the transfer or disposition of the Securities, and (iii) that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available.

               (d) Consultant the Consulting Principal have been furnished with a copy of the Annual Report on Form 10-KSB of Helix filed with the Commission under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1999, and the Form 10-QSB quarterly report for the period ended June 30, 2000. Helix has made available to Consultant the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire the purpose of verifying the accuracy of the information furnished to Consultant as set forth herein or for the purpose of considering the transactions contemplated hereby. Helix has offered to, and agrees during the term of this Agreement, make available to Consultant upon request at any time all exhibits filed by Helix with the Commission as part of any of the reports filed therewith.

               1.7 Company Information. In connection with Consultant's engagement, Helix will furnish Consultant and/or the Consulting Principal with all information concerning Helix which Consultant and/or the Consulting Principal shall reasonably request. Helix represents and warrants that all such information concerning Helix will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make statements therein not misleading in light of the circumstances under which such statements are made. Helix acknowledges and agrees that Consultant and the Consulting Principal will be using and relying upon such information supplied by Helix and its officers, agents and others concerning Helix without independent investigation or verification thereof or independent appraisal by Consultant or the Consulting Principal.

               1.8 Restrictive Covenant. Except as otherwise agreed to in writing by Helix, during the term of this Agreement and for a period of two years thereafter, neither Consultant nor the Consulting Principal shall either as an individual on his own account; as a partner, joint venturer, consultant, agent, salesman for any person; as an officer, director or stockholder (other than a beneficial holder of not more than 5% of the outstanding voting stock of a company having at least 250 holders of voting stock) of a corporation; or otherwise, directly or indirectly:

               (a) enter into or engage in any business or consult with any business or entity competitive with Helix anywhere in the world;

               (b) solicit or attempt to solicit any of Helix customers with whom Consultant has had contact as a Consultant or employee of Helix with the intent or purpose to perform for such customer the same or similar services which Consultant performed for such customer during the term of his service hereunder or employment by Helix;

               (c) employ or solicit, or attempt to employ or solicit, for himself or any third party, the employment of any of Helix's employees; or

               (d) induce or attempt to induce any employee, consultant or agent of Helix to discontinue services to Helix.

        The provisions of this subsection 1.8 shall survive the termination of this Agreement.

        2. Assignment. No party hereto may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party hereto. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding and inure to the benefit of the respective legal representatives, heirs, successors affiliates and assigns of the parties hereto, whether so expressed or not.

        3. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

        4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

        5. Descriptive Headings: Interpretation. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

        6. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt and postage prepaid, or (iii) transmitted by telecopy to the recipient with a confirmation copy to follow the next day to be delivered by overnight carrier. Such notices, demands and other communication shall be sent to the addresses indicated below:

               (a)    If to Consultant:

                ---------------------

                ---------------------

               (b)    If to Helix:

                      Helix Biomedix, Inc.
                      210 Baronne Street, Suite 1004
                      New Orleans, Louisiana 70112-1722
                      Attn:  Chief Executive Officer

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The effective date of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) the next business day after the date of transmission by telecopy or e-mail.

        7. Confidential Information and Discoveries. Consultant and the Consulting Principal agree that all information of a technical or business nature such as know-how, trade secrets, secret business information, plans, data, processes, techniques, customer information, inventions, discoveries, formulae, patterns, devices, etc., ("Confidential Information") pertaining to the business of Helix, is a valuable business property right of Helix. Consultant and the Consulting Principals agree that such Confidential Information, whether in written, verbal or model form, shall not be disclosed to anyone outside the employment of Helix or otherwise used by Consultant or the Consulting Principal for any purpose other than fulfillment of their respective obligations under this Agreement, without the express authorization of Helix. Confidential Information does not include information which Consultant or the Consulting Principal can demonstrate (i) has become generally available to the public other than as a result of a disclosure by Consultant or the Consulting Principal, (ii) has become available to Consultant or the Consulting Principal on a non-confidential basis from a source other than Helix, provided such source is not bound by a confidentiality agreement with Helix or otherwise prohibited from transmitting the information to Consultant or the Consulting Principal by a contractual, legal or fiduciary obligation.

        Any and all improvements, inventions, discoveries, formulae or processes in any way related to Helix's business which Consultant or the Consulting Principal may conceive or make during his regular working hours or otherwise shall be the sole and exclusive property of Helix and Consultant and the Consulting Principal will disclose the same to Helix and will, whenever requested by Helix to do so (either during the terms of this Agreement or thereafter), execute and assign any and all applications, assignments and/or other instruments and do all things which Helix may deem necessary or appropriate in order to apply for, obtain, maintain, enforce and defend patents, copyrights, trademarks or other forms of protection, or in order to assign and convey or otherwise make available to Helix the sole and exclusive right, title and interest in and to said improvements, inventions, discoveries, formulae, processes, applications or patents.

        No provision in this Agreement is intended to require assignment of any of the rights of Consultant or the Consulting Principal in an invention if no equipment, supplies, facilities, or trade secret information of Helix was used, and the invention was developed entirely on the Consultant's or

Consulting Principal's own time; and the invention does not relate to the business of Helix or to Helix's actual or demonstrably anticipated research or development; and does not result from any work performed by the Consultant or the Consulting Principal for Helix.

        The provisions of this Section 7 shall survive the termination of this Agreement.

        8. Return of Documents. Upon the termination of this Agreement for any reason, Consultant shall forthwith return and deliver to Helix and shall not retain any original or copies of any books, papers, price lists or customer contracts, bids or customer lists, files, books of account, notebooks and other documents and data (in printed, audio, video, electronic or other form) relating to the performance of services rendered by Consultant hereunder, all of which materials are hereby agreed to be the property of Helix.

        9. Preliminary Recitals. The Preliminary Recitals set forth in the preamble hereto are hereby incorporated and made part of this Agreement.

        10. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement sets forth the entire understanding of the parties, and supersedes and preempts all prior oral or written understandings and agreements with respect to the subject matter hereof.

        11. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Delaware.

        12.    Representations and Warranties.

               12.1 Helix represents and warrants that: (i) Helix is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Incorporation, Bylaws, or any contract or agreement by which it is bound; and (ii) this Agreement is valid and enforceable against Helix in accordance with its terms, and each instrument to be executed by Helix pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

               12.2 Consultant represents and warrants that: (i) Consultant is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Washington, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its articles of organization, operating agreement, bylaws or any contract or agreement by which it is bound; and (ii) this Agreement is valid and enforceable against Consultant and the Consulting Principal in accordance with its terms, and each instrument to be executed by Consultant and the Consulting Principal pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

        13. Compliance with Laws. Consultant shall comply with all federal, state, and local laws, regulations, ordinances, orders, decrees, resolutions, and other acts of any governmental entity, including, but not limited to, securities laws and regulations that are applicable to this Agreement and the work and services performed or provided hereunder.

        14. Attorney's Fees. If a dispute arises relating to the performance of the obligations of either Consultant (or the Consulting Principal) or Helix pursuant to the terms of this Agreement and legal or other costs are incurred, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including court costs, reasonable attorney's fees, and other claim-related expenses.

        15. Indemnification. Helix shall (A) indemnify Consultant and Consulting Principal (jointly and/or severally, the "Indemnified Parties"), and hold them harmless to the fullest extent permitted by law against any losses, claims, damages or liabilities to which the Indemnified Parties may become subject in connection with (i) their use of information that is inaccurate in any respect (as a result of misrepresentation, omission, failure to update, or otherwise) that is provided to Indemnified Parties by Helix, its representatives, agents or advisers, regardless of whether the Indemnified Parties knew or should have known of such inaccuracy, or (ii) any other aspect of rendering such services, in the case of each of clauses (i) and (ii) above unless it is finally judicially determined that such losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of any of the Indemnified Parties, and (B) reimburse Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, preparing to defend or defending any lawsuits, claims, or other proceedings arising in any manner out of or in connection with their performance of their duties pursuant to the engagement contemplated herein, unless it is finally judicially determined that the losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of the Indemnified Parties. If, for any reason, the foregoing indemnity is unavailable to the Indemnified Parties or is insufficient to hold the Indemnified Parties harmless (other than in the event that the losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of the Indemnified Parties), then Helix shall contribute to the amount paid or payable by Indemnified Parties as a result of such claims, liabilities, losses, damages, or expenses in such proportion as is appropriate to reflect not only the relative benefits received by Helix on the one hand and the Indemnified Parties on the other, but also the relative fault of Helix and the Indemnified Parties, as well as any equitable considerations. Notwithstanding the provisions of this Agreement, the aggregate contribution of the Indemnified Parties to all claims, liabilities, losses, damages and expenses shall not exceed the amount of the fees actually received by Consultant pursuant to its engagement by Helix. It is hereby further agreed that the relative benefits to Helix on the one hand and the Indemnified Parties on the other hand with respect to the transactions contemplated in the engagement referenced above shall be deemed to be in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to Consultant with respect to such transactions. Helix agrees that the indemnification and reimbursement commitments set forth in this agreement shall apply whether or not the Indemnified Parties are a formal party to any such lawsuits or other proceedings, that the Indemnified Parties are entitled to retain separate counsel of their choice in connection with any of the matters to which such commitments relate, that such commitments shall be in addition to any liability that Helix may have to the Indemnified Parties at common law or otherwise, and that such commitments shall extend upon the terms set forth in this Agreement to any controlling person, director, officer, employee, agent or affiliate of Indemnified Parties and shall survive any termination of this Agreement; provided that any such claim arising other than as a result of this indemnification procedure shall serve as a set-off against any claim hereunder.

        16. Termination. This Agreement may be terminated by either party upon 30 days' advanced written notice to the other party. Any Options which have not vested pursuant to subsection 1.5(a) or have not otherwise been earned pursuant to subsection 1.5(b) as of the date of termination of this Agreement shall automatically be terminated and canceled and Helix shall have no further obligation to Consultant or the Consulting Principal in respect of such Options. Subsection 1.8 and Sections 7 and 15 of this Agreement shall survive the expiration or termination of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       HELIX BIOMEDIX, INC.



                                       ---------------------------------------
                                       By:
                                          R. Stephen Beatty, President and Chief
                                          Executive Officer




                                       THE PAISLEY GROUP, LLC



                                       ---------------------------------------
                                       By:
                                          George Steiner, Authorized Member



                                       CONSULTING PRINCIPAL:



                                       ---------------------------------------
                                       George Steiner

                              CONSULTING AGREEMENT

        This CONSULTING AGREEMENT (this "Agreement"), dated as of________ _____, 2000, is entered into by and among HELIX BIOMEDIX, INC., a Colorado corporation ("Helix"), and DUNSFORD HILL CAPITAL PARTNERS, INC., a California corporation ("Consultant").

                              PRELIMINARY RECITALS

        WHEREAS, Helix, headquartered in New Orleans Louisiana, is a publicly owned biotechnology company which is engaged in (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields, and (ii) licensing its proprietary technology and in seeking strategic corporate alliances for further development and commercialization of its technology (collectively, the "Business"), and

        WHEREAS, Helix desires outside professional assistance in various areas of strategic and financial planning and believes that Consultant has experience and expertise that will be valuable to Helix, and

        WHEREAS, Helix desires to engage Consultant as a consultant, and Consultant desires to perform consulting services for Helix, under the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      Consulting.

               1.1 Consulting Services. Helix hereby engages Consultant, and Consultant hereby accepts such engagement and agrees to serve as consultant to Helix concerning the Business for a period of one year, beginning on the date hereof (the "Consulting Period"). In connection with the performance of its duties, Consultant shall cause Consultant's duties hereunder to be performed primarily by Randall Caudill (the "Consulting Principal").

               1.2 Duties. Consultant shall faithfully and to the best of its ability perform the duties assigned by the Board of Directors of Helix and shall serve under the direction of the President and Chief Executive Officer of Helix. These duties shall include, without limitation, the following duties:

               (a)    strategic planning,

               (b) assisting Helix in developing and monitoring business and science plans,

               (c)    assisting Helix in seeking additional financing,

               (d) assist Helix with efforts to enhance shareholder value, and

               (e) reporting on a quarterly basis Consultant's progress in respect of duties assigned by Board, in a format reasonably requested by the Chief Executive Officer of Helix.

               1.3 Relationship of Parties. Consultant shall be deemed an independent contractor and not an employee of Helix. All letterhead, business cards and promotional materials used or distributed by Consultant shall present Consultant as a business consultant to, and not an employee or principal of, Helix. Consultant shall be responsible for all taxes associated with payment hereunder, including but not limited to income taxes and social security taxes.

               1.4 Expenses. All ordinary and reasonable out-of-pocket expenses incurred by Consultant solely as a result of the performance of Consultant's services as assigned pursuant to Section 1.2 above, including reasonable travel expenses, shall be reimbursed to Consultant by Helix, provided that Consultant shall have submitted an invoice together with other documentation of such expenses as Helix may reasonably require.

               1.5    Compensation.

               (a) As the sole consideration for the services to be rendered by Consultant hereunder, its agreement not to compete with Helix and its agreement to promote services for and through Helix during the Consulting Period, Helix hereby grants to Consultant the option ("Option") to purchase an aggregate of 80,000 shares of the Helix's common stock at an option price of $1.50 per share, during that period commencing on the date that the applicable Option(s) vests and ending on December 31, 2009, when any and all unexercised Options granted herein shall expire and terminate. These Options shall vest in twelve blocks, as follows: Consultant shall become vested in Options for 6,666 shares upon execution of this Agreement, and shall become vested in Options for 6,666 on the same day of each of the next successive ten months, and shall become vested in Options for 6,674 on the date eleven months from the date of this Agreement, provided that this Agreement remains in effect and Consultant is not in default under this Agreement as of each such vesting date. Upon termination of this Agreement, Consultant shall be entitled only to those Options which have vested as of the date of termination.

               (b) In addition to the Options described in subparagraph (a) above, Helix hereby grants to Consultant Options to purchase up to an aggregate of 50,000 shares of common stock of Helix, with such Options being subject to and conditional upon the occurrence of one or more "Trigger Events" (as defined below), at the price of $1.50 per share, and which Options shall expire on December 31, 2009. A "Trigger Event" is the first time during the term of this Agreement that an aggregate volume of 240,000 or more shares of common stock of Helix are traded on the OTCBB over a period of five consecutive business days at a price equal to or greater than the applicable "Triggering Event Stock Price", in accordance with the following:

        Triggering Event Stock Price                          Options
             (Dollars per share)                  (Number of Shares of Helix Stock)
        -----------------------------             ---------------------------------
                  3 5/8                                       10,000
                  4 1/4                                       10,000
                  4 7/8                                       10,000
                  5 3/8                                       10,000
                  5 7/8                                       10,000


        The "Triggering Event Stock Price" of Helix Stock shall be determined by reference to the prices for shares of such stock as reported on any stock exchange, the Nasdaq, or on the OTC bulletin board quotation system.

               (c) In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares of common stock which may be purchased by Consultant pursuant to the Options will be equitably adjusted for such event.

               (d) At the election of the Company in its discretion, the Options described in this Section 1.5 may be re-characterized as warrants which may or may not be evidenced by separate warrant certificates.

               1.6    Restricted Stock

               (a) Consultant recognizes and understands that neither the Options nor the shares of Common Stock of Helix to be purchased by Consultant pursuant to the Options (collectively, the "Securities") will upon initial issuance be registered under the Securities Act of 1933 ("Securities Act"), or under the securities laws of any state (the "securities laws"). The securities are not being so registered in reliance upon exemptions from the Securities Act and the securities laws which are predicated, in part, on the representations, warranties and agreements of the Consultant contained herein.

               (b) Consultant represents and warrants that (i) the Consulting Principal has knowledge and experience in business, finance, securities and investments, such experience being based on actual participation therein, (ii) the Consulting Principal is capable of evaluating the merits and risks of an investment in the Securities and the suitability thereof as an investment therefor, (iii) the Consulting Principal is an experienced and sophisticated investor in investments, including investments similar to that of the Securities, (iv) Securities to be acquired by it will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, and no assurances have been made concerning the future results of Helix or as to the value of the Securities, (v) it (and the

        Consulting Principal) is an "accredited investor" within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and (vi) the Consulting Principal is the sole shareholder of Consultant.

               (c) Consultant has consulted with its own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which it is required to hold the Securities, (ii) of the limitations on the transfer or disposition of the Securities, and (iii) that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available.

               (d) Consultant the Consulting Principal have been furnished with a copy of the Annual Report on Form 10-KSB of Helix filed with the Commission under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1999, and the Form 10-QSB quarterly report for the period ended June 30, 2000. Helix has made available to Consultant the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire the purpose of verifying the accuracy of the information furnished to Consultant as set forth herein or for the purpose of considering the transactions contemplated hereby. Helix has offered to, and agrees during the term of this Agreement, make available to Consultant upon request at any time all exhibits filed by Helix with the Commission as part of any of the reports filed therewith.


               1.7 Company Information. In connection with Consultant's engagement, Helix will furnish Consultant and/or the Consulting Principal with all information concerning Helix which Consultant and/or the Consulting Principal shall reasonably request. Helix represents and warrants that all such information concerning Helix will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make statements therein not misleading in light of the circumstances under which such statements are made. Helix acknowledges and agrees that Consultant and the Consulting Principal will be using and relying upon such information supplied by Helix and its officers, agents and others concerning Helix without independent investigation or verification thereof or independent appraisal by Consultant or the Consulting Principal.

               1.8 Restrictive Covenant. Except as otherwise agreed to in writing by Helix, during the term of this Agreement and for a period of two years thereafter, neither Consultant nor the Consulting Principal shall either as an individual on his own account; as a partner, joint venturer, consultant, agent, salesman for any person; as an officer, director or stockholder (other than a beneficial holder of not more than 5% of the outstanding voting stock of a company having at least 250 holders of voting stock) of a corporation; or otherwise, directly or indirectly:

               (a) enter into or engage in any business or consult with any business or entity competitive with Helix anywhere in the world;

               (b) solicit or attempt to solicit any of Helix customers with whom Consultant has had contact as a Consultant or employee of Helix with the intent or purpose to perform for such customer the same or similar services which Consultant performed for such customer during the term of his service hereunder or employment by Helix;

               (c) employ or solicit, or attempt to employ or solicit, for himself or any third party, the employment of any of Helix's employees; or

               (d) induce or attempt to induce any employee, consultant or agent of Helix to discontinue services to Helix.

        The provisions of this subsection 1.8 shall survive the termination of this Agreement.

        2. Assignment. No party hereto may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party hereto. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding and inure to the benefit of the respective legal representatives, heirs, successors affiliates and assigns of the parties hereto, whether so expressed or not.

        3. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

        4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

        5. Descriptive Headings: Interpretation. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

        6. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt and postage prepaid, or (iii) transmitted by telecopy to the recipient with a confirmation copy to follow the next day to be delivered by overnight carrier. Such notices, demands and other communication shall be sent to the addresses indicated below:

               (a)    If to Consultant:

                      ----------------------

                      ----------------------

               (b)    If to Helix:

                      Helix Biomedix, Inc.
                      210 Baronne Street, Suite 1004
                      New Orleans, Louisiana 70112-1722
                      Attn:  Chief Executive Officer

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The effective date of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) the next business day after the date of transmission by telecopy or e-mail.

        7. Confidential Information and Discoveries. Consultant and the Consulting Principal agree that all information of a technical or business nature such as know-how, trade secrets, secret business information, plans, data, processes, techniques, customer information, inventions, discoveries, formulae, patterns, devices, etc., ("Confidential Information") pertaining to the business of Helix, is a valuable business property right of Helix. Consultant and the Consulting Principals agree that such Confidential Information, whether in written, verbal or model form, shall not be disclosed to anyone outside the employment of Helix or otherwise used by Consultant or the Consulting Principal for any purpose other than fulfillment of their respective obligations under this Agreement, without the express authorization of Helix. Confidential Information does not include information which Consultant or the Consulting Principal can demonstrate (i) has become generally available to the public other than as a result of a disclosure by Consultant or the Consulting Principal, (ii) has become available to Consultant or the Consulting Principal on a non-confidential basis from a source other than Helix, provided such source is not bound by a confidentiality agreement with Helix or otherwise prohibited from transmitting the information to Consultant or the Consulting Principal by a contractual, legal or fiduciary obligation.

        Any and all improvements, inventions, discoveries, formulae or processes in any way related to Helix's business which Consultant or the Consulting Principal may conceive or make during his regular working hours or otherwise shall be the sole and exclusive property of Helix and Consultant and the Consulting Principal will disclose the same to Helix and will, whenever requested by Helix to do so (either during the terms of this Agreement or thereafter), execute and assign any and all applications, assignments and/or other instruments and do all things which Helix may deem necessary or appropriate in order to apply for, obtain, maintain, enforce and defend patents, copyrights, trademarks or other forms of protection, or in order to assign and convey or otherwise make available to Helix the sole and exclusive right, title and interest in and to said improvements, inventions, discoveries, formulae, processes, applications or patents.

        No provision in this Agreement is intended to require assignment of any of the rights of Consultant or the Consulting Principal in an invention if no equipment, supplies, facilities, or trade secret information of Helix was used, and the invention was developed entirely on the Consultant's or Consulting Principal's own time; and the invention does not relate to the business of Helix or to Helix's actual or demonstrably anticipated research or development; and does not result from any work performed by the Consultant or the Consulting Principal for Helix.

        The provisions of this Section 7 shall survive the termination of this Agreement.

        8. Return of Documents. Upon the termination of this Agreement for any reason, Consultant shall forthwith return and deliver to Helix and shall not retain any original or copies of any books, papers, price lists or customer contracts, bids or customer lists, files, books of account, notebooks and other documents and data (in printed, audio, video, electronic or other form) relating to the performance of services rendered by Consultant hereunder, all of which materials are hereby agreed to be the property of Helix.

        9. Preliminary Recitals. The Preliminary Recitals set forth in the preamble hereto are hereby incorporated and made part of this Agreement.

        10. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement sets forth the entire understanding of the parties, and supersedes and preempts all prior oral or written understandings and agreements with respect to the subject matter hereof.

        11. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Delaware.

        12.    Representations and Warranties.

               12.1 Helix represents and warrants that: (i) Helix is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Incorporation, Bylaws, or any contract or agreement by which it is bound; and (ii) this Agreement is valid and enforceable against Helix in accordance with its terms, and each instrument to be executed by Helix pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

               12.2 Consultant represents and warrants that: (i) Consultant is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Incorporation, bylaws or any contract or agreement by which it is bound; and
(ii) this Agreement is valid and enforceable against Consultant and the Consulting Principal in accordance with its terms, and each instrument to be executed by Consultant and the Consulting Principal pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

        13. Compliance with Laws. Consultant shall comply with all federal, state, and local laws, regulations, ordinances, orders, decrees, resolutions, and other acts of any governmental entity, including, but not limited to, securities laws and regulations that are applicable to this Agreement and the work and services performed or provided hereunder.

        14. Attorney's Fees. If a dispute arises relating to the performance of the obligations of either Consultant (or the Consulting Principal) or Helix pursuant to the terms of this Agreement and legal or other costs are incurred, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including court costs, reasonable attorney's fees, and other claim-related expenses.

        15. Indemnification. Helix shall (A) indemnify Consultant and Consulting Principal (jointly and/or severally, the "Indemnified Parties"), and hold them harmless to the fullest extent permitted by law against any losses, claims, damages or liabilities to which the Indemnified Parties may become subject in connection with (i) their use of information that is inaccurate in any respect (as a result of misrepresentation, omission, failure to update, or otherwise) that is provided to Indemnified Parties by Helix, its representatives, agents or advisers, regardless of whether the Indemnified Parties knew or should have known of such inaccuracy, or (ii) any other aspect of rendering such services, in the case of each of clauses (i) and (ii) above unless it is finally judicially determined that such losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of any of the Indemnified Parties, and (B) reimburse Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, preparing to defend or defending any lawsuits, claims, or other proceedings arising in any manner out of or in connection with their performance of their duties pursuant to the engagement contemplated herein, unless it is finally judicially determined that the losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of the Indemnified Parties. If, for any reason, the foregoing indemnity is unavailable to the Indemnified Parties or is insufficient to hold the Indemnified Parties harmless (other than in the event that the losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of the Indemnified Parties), then Helix shall contribute to the amount paid or payable by Indemnified Parties as a result of such claims, liabilities, losses, damages, or expenses in such proportion as is appropriate to reflect not only the relative benefits received by Helix on the one hand and the Indemnified Parties on the other, but also the relative fault of Helix and the Indemnified Parties, as well as any equitable considerations. Notwithstanding the provisions of this Agreement, the aggregate contribution of the Indemnified Parties to all claims, liabilities, losses, damages and expenses shall not exceed the amount of the fees actually received by Consultant pursuant to its engagement by Helix. It is hereby further agreed that the relative benefits to Helix on the one hand and the Indemnified Parties on the other hand with respect to the transactions contemplated in the engagement referenced above shall be deemed to be in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to Consultant with respect to such transactions. Helix agrees that the indemnification and reimbursement commitments set forth in this agreement shall apply whether or not the Indemnified Parties are a formal party to any such lawsuits or other proceedings, that the Indemnified Parties are entitled to retain separate counsel of their choice in connection with any of the matters to which such commitments relate, that such commitments shall be in addition to any liability that Helix may have to the Indemnified Parties at common law or otherwise, and that such commitments shall extend upon the terms set forth in this Agreement to any controlling person, director, officer, employee, agent or affiliate of Indemnified Parties and shall survive any termination of this Agreement; provided that any such claim arising other than as a result of this indemnification procedure shall serve as a set-off against any claim hereunder.

        16. Termination. This Agreement may be terminated by either party upon 30 days' advanced written notice to the other party. Any Options which have not vested pursuant to subsection 1.5(a) or have not otherwise been earned pursuant to subsection 1.5(b) as of the date of termination of this Agreement shall automatically be terminated and canceled and Helix shall have no further obligation to Consultant or the Consulting Principal in respect of such Options. Subsection 1.8 and Sections 7 and 15 of this Agreement shall survive the expiration or termination of this Agreement.

        17. Activities of Consultant. In connection with this engagement, it is understood that Consultant and/or the Consulting Principal may identify and facilitate contact between Helix and corporations or individuals that may potentially become the Helix's joint venture partners, licensees, commercial collaborators, agents, directors, or investors. To the extent that Consultant and/or the Consulting Principal contact corporations or individuals as potential joint venture partners, licensees, commercial collaborators, agents, directors, or investors, Helix acknowledges that Consultant's and/or the Consulting Principal's sole role is to initially contact such potential joint venture partners, licensees, commercial collaborators, agents, directors, or investors and refer any resulting contact to Helix or its designated agent(s). Accordingly, Consultant and/or the Consulting Principal shall have no liability to Helix or any other person or party resulting from their so acting in connection with initiating such contacts referenced herein. It is explicitly agreed that Consultant's and/or the Consulting Principal's role under this engagement will not include, without limitation: performing due diligence; verifying information provided to Consultant an/or the Consulting Principal or, directly or indirectly, to other persons or parties pursuant to contacts made by Consultant and/or the Consulting Principal as contemplated by this paragraph; preparing any offering memoranda; or, negotiating or structuring any agreements, licenses, commercial collaborations, or investments by or with third parties.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       HELIX BIOMEDIX, INC.


                                       -----------------------------------------
                                       By:
                                          R. Stephen Beatty, President and Chief
                                          Executive Officer


                                       DUNSFORD HILL CAPITAL PARTNERS, INC.


                                       -----------------------------------------
                                       By:
                                          Randall Caudill, President

                                       CONSULTING PRINCIPAL:


                                       -----------------------------------------
                                       Randall Caudill

                                    AGREEMENT

        THIS AGREEMENT (this "Agreement") is entered into as of December 29, 2000, by and between HELIX BIOMEDIX, INC., a Colorado corporation ("Helix" or the "Company"), and Keith P. Lanneau, a resident of Louisiana ("Lanneau").

        In consideration of the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Stock Transactions.

        1.1 Options. In consideration of Ten Dollars ($10.00) and other good and valuable consideration, Lanneau hereby grants to and in favor of Helix or its assignee(s) the following rights and options:

        (a) an exclusive and irrevocable option ("First Option"), exercisable at any time on or before February 28, 2001 ("First Option Expiration Date"), to purchase 250,000 shares of Common Stock of the Company at a price of $2.00 per share ("First Option Price");

        (b) an exclusive and irrevocable option ("Second Option"), exercisable at any time on or before June 30, 2001 ("Second Option Expiration Date"), to purchase up to 75,000 additional shares of Common Stock of the Company at a price of $2.75 per share; and

        (c) an exclusive and irrevocable option ("Third Option"), exercisable at any time on or before the Second Option Expiration Date, to purchase up to 75,000 additional shares of Common Stock at a price of $3.25 per share.

        The First Option, Second Option and Third Option are referred to herein collectively as the "Options." The Options may be exercised from time to time and shall be exercised by written notice to Lanneau; the Closing shall take place within 10 days following date of notice of exercise of the applicable Option and the applicable purchase price shall be paid in cash at the Closing.

        1.2 Conditions to Exercise of First Option. The Company's right to exercise the First Option shall be subject to (a) the Company's having cooperated with Lanneau in connection with the preparation of patent applications on what has generally been referred to as the Company's "third generation peptides," which applications shall be reviewed, revised and finalized by Lanneau (subject to approval of the Company's patent counsel), and subject to (i) the assignment of patent applications being executed by Dr. Owen as sole inventor, (ii) the completion of such applications by Lanneau, and (iii) final approval of such applications by counsel for the Company, the Company's having filed such patent applications with the USPTO; and
(b) subject to the above described patent applications having been completed and filed, the Company's having tendered to Therapeutic Peptides, Inc. ("TPI"), a license agreement in substantially the form previously delivered to TPI by the Company. The parties agree that the foregoing conditions are intended to relate to those matters which the Company controls and that the acts or omissions of Lanneau, TPI and/or Dr. Owen shall have no effect on the Company's right to exercise the First Option.

        1.3 Additional Option Consideration; Extension of First Option Period. Upon the earlier of (i) the Closing of the First Option, or (ii) February 28, 2001, Helix shall pay to Lanneau $25,000 as additional consideration for the Options. Nevertheless, if Helix (or its designee) exercises the First Option prior to February 28, 2001, in lieu of paying Lanneau $25,000 as additional option consideration in accordance with the preceding sentence, Helix may (at its option) elect to increase the First Option Price to $2.10 per share. Furthermore, the Company may at its option extend the First Option Expiration Date for up to sixty days (through April 29, 2001), in increments of thirty days each, by paying to Lanneau $3,333 for each thirty day extension, prior to February 28, 2001, and if applicable, March 29, 2001.

        1.4 Legal Opinion. Upon exercise of the applicable Option, the parties' obligations to purchase and sell such Stock (as defined below) shall be subject to the delivery by the Company of an opinion of counsel reasonably acceptable to Lanneau and the Company to the effect that the proposed sale of Stock is exempt from the registration requirements of applicable securities laws.

        1.5 Closing Deliveries. The shares of stock subject to sale and purchase under paragraph 1.1 above are referred to herein collectively as the "Stock." Upon exercise of the applicable Option, at the Closing, against the delivery to Lanneau of the applicable purchase price, Lanneau shall deliver the stock certificates representing the Stock, duly endorsed, and shall execute and deliver such other documents (including stock powers) as may be necessary or appropriate to fully and properly effect the sale of the Stock to the Company or its designee.

        1.6 Escrow Arrangement. Contemporaneous with the execution of this Agreement, Lanneau shall surrender to Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. ("Kean Miller") stock certificates representing the Stock to be held in escrow pending the closing or expiration of the applicable Option period, pursuant to the terms of an Escrow Agreement dated of even date herewith to be entered into among Lanneau, the Company and Kean Miller.

2. Notes. Lanneau is the holder of three promissory notes made by the Company, with each such note being in the original principal amount of $163,154.00, and such notes having maturity dates of September 30, 2000, September 30, 2001 and September 30, 2002, respectively (the "Notes"). The Company and Lanneau have agreed to defer payment of the Note which matured on its face on September 30, 2000; the Company agrees to pay such note in full on or before January 5, 2001. If the First Option is exercised, the maturity dates of those Notes maturing on September 30, 2001 and September 30, 2002, respectively, shall be extended to January 15, 2002 and January 15, 2003, respectively; to effect the extension of the maturity dates of such Notes, the Company may require Lanneau to surrender the original Notes, which shall be replaced with substitute notes which shall be substantially similar to such surrendered Notes, except with respect to the maturity dates. Lanneau agrees to not sell, discount, pledge or otherwise assign any of the Notes until the expiration of the First Option.

3. Termination of Employment Agreement; Consulting Arrangement. Lanneau acknowledges and agrees that his current employment contract with the Company shall expire June 30, 2001 and will not be renewed. Contemporaneously herewith, Lanneau and the Company shall execute and deliver a Consulting Agreement in the form attached, pursuant to which Lanneau agrees to consult with the Company for the two year period commencing July 1, 2001, on an as needed basis in exchange for a monthly retainer of $5,000; in the event Lanneau works more than 50 hours during any calendar month, he will be paid $100 per hour for each hour in excess of 50 (in addition to the retainer); Lanneau may terminate the consulting agreement upon sixty days written notice to the Company.

4. Piggyback Registration Rights. If during the three year period following the date hereof the Company at any time proposes to register shares of its Common Stock under the Securities Act of 1933 ("Securities Act") for sale by the Company to the public, it will give written notice to Lanneau of its intention to do so. Upon the written request of Lanneau made within 15 days after the receipt of any such notice (which request shall specify the shares intended to be disposed of by Lanneau and the intended method of disposition thereof), the Company will use reasonable efforts to effect the registration under the Securities Act of up to 200,000 shares of unregistered Common Stock of the Company owned by Lanneau which the Company has been so requested to register by Lanneau. If the underwriter(s) of such offering shall inform the Company by letter of its/their belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company may include in such offering all securities proposed by the Company to be sold for its own account and may decrease the number of Lanneau shares and other securities of the Company requested to be included in such registration by decreasing the number of Lanneau shares and other securities of the Company requested to be included in such registration (pro rata on the basis of the number of shares of such securities held by such person immediately prior to the filing of the registration statement with respect to such registration) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the underwriter(s). Nothing herein shall be construed to obligate the Company to undertake or effect the registration of additional shares of its Common Stock at any time.

5.   Other Matters.

        5.1 Conditional Releases.

        (a) Lanneau does hereby, for himself and his successors and assigns, release, acquit and forever discharge the Company and its insurers, employees, successors, assigns, agents, directors and officers (hereinafter collectively referred to as the "Releasees"), of and from any and all claims, demands, losses, damages, expenses, causes of action and rights of action whatsoever, known and unknown, anticipated and unanticipated, which Lanneau has or may have and/or to which Lanneau may be entitled, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of the closing of the First Option.

        (b) The Company does hereby release, acquit and forever discharge Lanneau and and his heirs, successors and assigns, of and from any and all claims, demands, losses, damages, expenses, causes of action and rights of action whatsoever, known and unknown, anticipated and unanticipated, which the Company has or may have and/or to which the Company may be entitled, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of the closing of the First Option.

        (c) Notwithstanding the foregoing, in the event the First Option is not exercised, the mutual releases set forth in this section 5.1 shall be null and void and of no effect.

        5.2 Delivery of Company Property. Within 30 business days following the date of this Agreement, Lanneau agrees to deliver to Company an index or catalog of all

Company documents and property in his possession; upon request, Lanneau agrees to deliver to the Company all or specified portions of such documents and property, provided, that Lanneau shall be entitled to retain copies thereof (which copies shall be at the Company's expense). Lanneau further agrees to use his best efforts to obtain and deliver to the Company, within 60 days following the date hereof, all Company property in the possession of Therapeutic Peptides, Inc. or its officers and employees.

        5.3 Development of Procedures. Within 60 days following the date of this Agreement, Lanneau agrees to develop for the Company comprehensive written systems and procedures relating to all functions and responsibilities that he has performed for or on behalf of the Company since October of 1999 or is currently performing for or on behalf of the Company, and to train the individual(s) assuming such functions and responsibilities.

        5.4 Board Seat. Pursuant to the terms of that certain Agreement to Restructure Debt dated September 30, 1999, between the Company and Lanneau, so long as any of the Notes are outstanding, Lanneau is entitled to nominate one member of the Board of Directors of the Company. Lanneau hereby waives any and all rights he has to nominate a member of the Board of Directors of the Company and agrees that neither he nor his nominee shall hereafter be entitled to be elected to the Board of Directors of the Company; provided, however, that in the event the First Option is not exercised, the waiver of rights provided in this paragraph shall be null and void and Lanneau shall be restored with all such rights relating to the nomination of a member of the Board of Directors, to the extent set forth in the Agreement to Restructure Debt.

6. Representations and Warranties. Lanneau represents and warrants that (i) he is, and at closing of the applicable Options will be, the sole record and beneficial owner of the Stock, free and clear of all liens, claims, encumbrances and options to purchase; (ii) upon delivery of the purchase price to Lanneau, the buyer(s) of Stock will have good and marketable title to the Stock, free and clear of all liens, claims, encumbrances and options to purchase; (iii) he is the holder of the Notes, he has not pledged or granted a security interest in the Notes, and no other person has any rights or interests in and to any of the Notes.

7. Default. No party hereto shall be deemed to be in default of its obligations under this Agreement unless and until the aggrieved party has provided written notice of a breach or alleged breach to the defaulting party, and the defaulting party has failed to cure the breach within 30 days of the receipt of the notice of the breach. Upon learning of a breach of this Agreement, the aggrieved party shall, by certified mail, return receipt requested, notify the defaulting party that it is in breach of its Agreement, and in said notice shall provide sufficient detail so that defaulting party is aware of the nature of the default. In the event the defaulting party fails to cure such default within said thirty day period, the aggrieved party shall be entitled to any equitable or monetary remedies otherwise provided by the law, including, without limitation, recovery for reasonable attorney's fees and costs incurred to enforce his or its rights hereunder.

8.  Miscellaneous Provisions.

        8.1 Assignment This Agreement shall be binding upon the legal and personal representatives, heirs, successors and assigns of the parties.

        8.2 Severability Should any provision of this Agreement be unenforceable in the law, the remainder of the Agreement shall not be affected thereby.

        8.3 Counterparts This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together shall constitute one and the same instrument.

        8.4 Descriptive Headings: Interpretation The headings used in this Agreement are for convenience only and do not constitute matters to be construed in interpreting this Agreement. Except where the context indicates otherwise, words in the singular shall include the plural, and words in the masculine gender shall include the neuter and vice versa.

        8.5 Waivers No waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the party against which it is sought to be enforced. No waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement.

        8.6 Modification of Agreement No modification of this Agreement shall be binding unless in writing and signed by the party against whom or which it is sought to be enforced.

        8.7 Entire Agreement This Agreement, including the exhibits attached hereto, is the entire agreement among the parties hereto relating to the subject matter hereof. It supersedes all prior agreements pertaining to the subject matter hereof and may not be amended except in accordance with a writing executed by or on behalf of all the parties.

        8.8 Governing Law This Agreement shall be governed and construed in accordance with the laws of the State of Louisiana.

        8.9 Attorney's Fees If any action or legal proceeding is brought for the enforcement of this Agreement, or because of an alleged breach of this Agreement, the successful prevailing party shall be entitled to recover its reasonable attorney's fees, court costs, and reasonable litigation expenses incurred in connection with such action or proceeding in addition to any other relief which it is entitled, from the losing party.

        8.10 Notices All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt and postage prepaid, or (iii) transmitted by telecopy to the recipient with a confirmation copy to follow the next day to be delivered by overnight carrier. Such notices, demands and other communication shall be sent to the addresses indicated below:

        a)      To HELIX

                Helix BioMedix, Inc.
                210 Baronne Street, Suite 1004
                New Orleans, Louisiana 70112
                Attn: Steve Beatty, President
                FAX No.: (504) 525-2266

        b)      To LANNEAU

                Keith P. Lanneau
                2151 East Lakeshore Drive
                Baton Rouge, Louisiana 70808
                FAX No.: (225) 338-9727

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            HELIX BIOMEDIX, INC.


                                            By:
                                               ---------------------------------
                                                  R. Stephen Beatty, President
                                                  and Chief Executive Officer


                                            -----------------------------------
                                            Keith P. Lanneau